SCUDDER INTERMEDIATE GOVERNMENT & AGENCY TRUST
A Message from the Fund’s Chief Executive Officer
May 26, 2005
Dear Shareholder:
I am writing to you to ask for your vote on important matters affecting your investment in Scudder Intermediate Government & Agency Trust (the “Fund”). While you are, of course, welcome to join us at the Fund’s annual meeting of shareholders, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.
We are asking for your vote on the following proposals:

1.	To elect nine Trustees to the Board of the Fund.

2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Fund for the current fiscal year.

3.	To approve an agreement and plan of reorganization calling for the merger of the Fund, a closed-end investment company, into Scudder U.S. Government Securities Fund, an open-end investment company.

4.	To approve converting the Fund from a closed-end investment company to an open-end investment company
The Board recommends that you vote FOR Proposals 1, 2 and 3 and that you vote AGAINST Proposal 4.
Under its organizational documents, the Fund is required to submit to shareholders at this meeting a proposal to convert the Fund from a closed-end investment company to an open-end investment company. Although the Trustees recommend that you vote against this proposal, they do recommend that you vote for the proposal to merge the Fund into an open-end fund with a similar investment objective and investment policies. In recommending in favor of the merger and against the proposal to convert, the Trustees believe that the merger proposal is a better alternative for addressing the discount to net asset value at which the Fund has historically traded because, in addition to providing investors with the benefits of open-ending, the merger will provide shareholders the opportunity to continue their investment in a larger, more viable fund.

Included in this booklet is information about the upcoming annual shareholders’ meeting:

•	A Notice of Annual Meeting of Shareholders, which summarizes the issues for which you are being asked to provide voting instructions; and

•	A Prospectus/ Proxy Statement, which provides detailed information on the specific proposals being considered at the shareholders’ meeting and why the proposals are being made.
Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.
I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.
Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposals, please call Georgeson Shareholder Communications Inc., the Fund’s proxy solicitor, at 1-800-676-0194. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters
Chief Executive Officer
Scudder Intermediate Government & Agency Trust

SCUDDER INTERMEDIATE GOVERNMENT & AGENCY TRUST
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
This is the formal agenda for Scudder Intermediate Government & Agency Trust’s annual shareholders’ meeting. It tells you what matters will be voted on and the time and place of the meeting, in the event you choose to attend in person.
To the Shareholders of the Scudder Intermediate Government & Agency Trust:
The Annual Meeting of Shareholders of Scudder Intermediate Government & Agency Trust (the “Fund”) will be held June 24, 2005 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), 27th Floor, 345 Park Avenue, New York, New York 10154 (the “Meeting”), to consider the following proposals (the “Proposals”):

1.	To elect nine Trustees to the Board of the Fund.

2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Fund for the current fiscal year.

3.	To approve an agreement and plan of reorganization calling for the merger of the Fund, a closed-end investment company, into Scudder U.S. Government Securities Fund, an open-end investment company.

4.	To approve converting the Fund from a closed-end investment company to an open-end investment company.
The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.
Holders of record of shares of the Fund at the close of business on April 29, 2005 are entitled to vote at the Meeting and at any adjournments or postponements thereof.
In the event that the necessary quorum to transact business is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to any such Proposal or Proposals. Any adjournment of the Meeting for the further solicitation of proxies as to one or more Proposals will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on one or more of the Proposals in this

Prospectus/ Proxy Statement prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.
By order of the Trustees
John Millette
Secretary
May 26, 2005
WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/ UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION
FOR SHAREHOLDERS OF
SCUDDER INTERMEDIATE GOVERNMENT & AGENCY TRUST
This package contains a combined Prospectus/ Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to the Fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendations.
We urge you to review the Prospectus/ Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.
We want to know how you would like to vote and welcome your comments. Please carefully read these materials and return your proxy to us. If you have any questions, please call Georgeson Shareholder Communications Inc., the Fund’s proxy solicitor, at 1-800-676-0194.

PROSPECTUS/ PROXY STATEMENT
May 23, 2005

Acquisition of the assets of:	By and in exchange for Class M shares of:

Scudder Intermediate Government & Agency Trust	Scudder U.S. Government Securities Fund
222 S. Riverside Plaza	222 S. Riverside Plaza
Chicago, IL 60606	Chicago, IL 60606
(312) 537-7000	(312) 537-7000
This Prospectus/ Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Scudder Intermediate Government & Agency Trust (the “Fund”) in connection with its Annual Meeting of Shareholders to be held on June 24, 2005, and at any and all postponements or adjournments thereof (the “Meeting”).
At the Meeting, shareholders will be asked to elect nine Trustees to the Board of the Fund and to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Fund for the current fiscal year.
Shareholders are also being asked to vote on two other matters at the Meeting. Shareholders will be asked to consider and approve an agreement and plan of reorganization calling for the merger of the Fund into Scudder U.S. Government Securities Fund (“U.S. Government Securities Fund”). If the proposed merger is approved, it will be accomplished by transferring all of the assets and liabilities of the Fund to U.S. Government Securities Fund solely in exchange for Class M shares of U.S. Government Securities Fund, which will be distributed to shareholders of the Fund (the “merger”). Each shareholder of the Fund will receive a number of full and fractional Class M shares of U.S. Government Securities Fund equal in value as of the date of the exchange to the net asset value of such shareholder’s shares of the Fund. The Fund and U.S. Government Securities Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” In addition, pursuant to the Fund’s Agreement and Declaration of Trust (“Declaration of Trust”), shareholders will be asked to consider a proposal to convert the Fund from a closed-end investment company to an open-end investment company.
This Prospectus/ Proxy Statement is being mailed on or about May 26, 2005. It explains what you should know before voting on the matters described herein and sets forth concisely the information that a prospective investor ought to know before investing in U.S. Government Securities Fund, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/ Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/ Proxy Statement. Any representation to the contrary is a criminal offense.
The statement of additional information relating to the proposed merger, dated May 23, 2005 (the “SAI”), and the audited financial statements and related independent registered public accounting firm’s report contained in the Fund’s Annual Report for the fiscal year ended December 31, 2004, have been filed with the SEC and are incorporated into this Prospectus/ Proxy Statement by reference.
You may get free copies of each Fund’s annual and semi-annual reports and the SAI, request other information about each Fund, or make shareholder inquiries, by contacting your financial advisor or by calling the corresponding Fund at 1-800-349-4281.
Shares of U.S. Government Securities Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.
This document is designed to give you the information you need to vote on the proposals. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Georgeson Shareholder Communications Inc., the Fund’s proxy solicitor, at 1-800-676-0194.
U.S. Government Securities Fund and the Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith file reports and other information with the SEC. You may review and copy information about the Funds, including the SAI and annual reports, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e -mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.
In addition, the Fund is listed on the New York Stock Exchange and the Chicago Stock Exchange and reports, proxy statements and other infor-

mation concerning the Fund may be inspected at either of those exchanges.
Proposal 1. Election of Trustees to the Board
The Board recommends that you vote FOR the election of the nominees named below.
At the Meeting, shareholders of the Fund will be asked to elect nine individuals to constitute the Board of Trustees of the Fund. Board members are elected annually pursuant to the Fund’s Declaration of Trust and By-Laws. The nine individuals nominated for election as Trustees of the Fund were nominated after careful consideration by the Fund’s present Board of Trustees. The nominees are listed below. The nine nominees are currently Trustees of the Fund and are currently trustees or directors of other funds advised by Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), including Scudder U.S. Government Securities Fund. All the nominees except Messrs. McClayton and Wadsworth were last elected to the Board at the previous annual meeting of shareholders. Messrs. McClayton and Wadsworth were appointed to the Board on December 30, 2004 and will be standing for election for the first time. One of the nominees, Mr. Shiebler, is a senior executive officer of DeIM and is an “interested person” (an “Interested Person”) of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), due to the fact that he is an officer of the Advisor. He is referred to as an “Interested Trustee.” Each of the remaining eight nominees is not an Interested Person of the Advisor or the Fund within the meaning of the 1940 Act and is referred to as a “Non-interested Trustee” or “Independent Trustee.” Except for Mr. Wadsworth, these eight nominees, together with two Independent Trustees who will be retiring from the Fund’s Board coincident with the Meeting (Mr. Lewis A. Burnham and Mr. John G. Weithers), currently oversee 76 fund portfolios in the Scudder Fund Complex; Mr. Wadsworth currently oversees 79 fund portfolios in the Scudder Fund Complex. Mr. Shiebler currently oversees 128 fund portfolios in the Scudder Fund Complex. The nominees are often referred to as the “Chicago Board.”
The persons named as proxies on the enclosed proxy card will vote for the election of all the nominees unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Fund until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the organizational documents of the Fund. If Proposal 3 is approved, each Trustee will serve as a Trustee of the Fund until the merger with U.S. Government Securities Fund, but each Trustee also is a Trustee of that Fund.
All the nominees listed below have consented to serve as Trustees of the Fund, if elected. In case any nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Trustees may recommend. The address of each nominee is c/o Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. The information below is as of December 31, 2004.
Nominees for Election as Trustees
Non-Interested Persons

Name, Age, Position with Fund,		Number of Funds in
Principal Occupation(s) for	Year First Became a	Scudder Fund
Past 5 Years, and Other Directorships	Board Member	Complex Overseen(1)

Shirley D. Peterson(63), Chairperson of the Board; Retired; formerly, President, Hood College (1995-2000); Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice; Director, Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Champion Enterprises, Inc. (manufactured home building); Trustee, Bryn Mawr College; formerly, Director, Bethlehem Steel Corp.	2001	86
John W. Ballantine(59), Trustee; Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/ The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); Director, First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company).	2001	86
Donald L. Dunaway(68), Trustee; Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	2001	86

Name, Age, Position with Fund,		Number of Funds in
Principal Occupation(s) for	Year First Became a	Scudder Fund
Past 5 Years, and Other Directorships	Board Member	Complex Overseen(1)

James R. Edgar (57), Trustee; Distinguished Fellow, University of Illinois Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999); Director, Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/ packager/ marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	1999	86
Paul K. Freeman (54), Trustee; President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/ Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	2002	86
Robert B. Hoffman(68), Trustee; Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999); Director, RCP Advisors, LLC (private equity investment advisory firm).	2001	86
William McClayton(60), Trustee; Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm); formerly, Partner, Arthur Andersen LLP (1986-2001); formerly, Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago.	2004	86

Name, Age, Position with Fund,		Number of Funds in
Principal Occupation(s) for	Year First Became a	Scudder Fund
Past 5 Years, and Other Directorships	Board Member	Complex Overseen(1)

Robert H. Wadsworth(65), Trustee;	2004	142
Director, The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc.; President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); formerly, President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002); President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (1990-2002); Vice President, Professionally Managed Portfolios (1991-2002) and Advisors Series Trust (1996-2002) (registered investment companies); through December 31, 2004, Trustee of New York Board Scudder Funds.
*Inception date of the corporation which was the predecessor to the L.L.C.

(1)	As of December 31, 2004, each Independent Trustee other than Mr. Wadsworth served on the boards of 32 trusts/ corporations comprised of 86 funds. At that time, Mr. Wadsworth served on the boards of 52 trusts/ corporations comprised of 142 funds. Currently, Mr. Wadsworth serves on the boards of 27 trusts/ corporations comprised of 79 funds/ portfolios.

Interested Person(1)

Name, Age, Position with Fund,		Number of Funds in
Principal Occupation(s) for	Year First Became a	Scudder Fund
Past 5 Years, and Other Directorships	Board Member	Complex Overseen(2)

William N. Shiebler(63), Trustee; Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002) (effective March 2005, Mr. Shiebler is no longer Chief Executive Officer of DeAM, rather he is Vice Chairman of DeAM); formerly, Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer and Director of Putnam Mutual Funds Inc. (1990-1999).	2004	139

(1)	Interested person of the Fund as defined in the 1940 Act due to his position with the Advisor.

(2)	As of December 31, 2004, Mr. Shiebler served on the boards of 49 trusts/corporations comprised of 139 funds.
As of December 31, 2004, none of the Non-interested Trustees owned securities beneficially of the Advisor, or any person directly or indirectly controlling, controlled by or under common control with the Advisor.
Responsibilities of the Board of Trustees—Board and Committee Meetings
The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The Trustees proposed for election at the Meeting are comprised of one individual who is an Interested Trustee, and eight individuals who are Independent Trustees. SEC rules currently require a majority of the board members of a fund to be “independent” if the Fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 89% will be Independent Trustees. Each of the nominees that will be considered an Independent Trustee, if elected, has been selected and nominated solely by the current Independent Trustees of the Fund.
The Board meets multiple times during the year to review the investment performance of the Fund and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other services. The Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing Fund matters, and regularly meet privately with their counsel.
During calendar year 2004, the Board met 7 times. Each then current Trustee attended at least 75% of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2004, except for Mr. Shiebler, who attended 66% of the meetings held since he became a Trustee.
The Fund has adopted a policy that the Board generally should be represented at annual shareholder meetings by at least one Trustee, but under circumstances where no Trustee is available to attend a shareholder meeting, the Board may designate a senior officer of the Fund to be present and to report back to the Board. No Trustee attended the Fund’s annual meeting held on June 29, 2004.
The Board has an Audit Committee, a Nominating and Governance Committee, a Valuation Committee, an Operations Committee, a Fixed-Income Oversight Committee and a Contract Review Committee (each a “Committee” and collectively, the “Committees”). The responsibilities of each Committee are described below. Each Committee has a written charter that delineates the Committee’s duties and powers.
Audit Committee
The Audit Committee makes recommendations regarding the selection of the independent registered public accounting firm for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, reviews and discusses the Fund’s audited financial statements with management and performs such other tasks as the full Board deems necessary or appropriate. For the 2004 fiscal year for the Fund, the Committee reviewed and discussed the audited financial statements with management. The Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Fund’s independent registered public accounting firm provided the Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with representatives of the independent registered public accounting firm their firm’s independence, including the matters described beginning on page 18. Based on its review and discussions with management and the independent registered public accounting firm of the Fund’s financial statements and other written disclosure provided by the independent registered public accounting firm, the Committee recommended to the Board that the audited financial statements be included in the annual report provided to shareholders for the Fund’s 2004 fiscal year. The Committee is comprised of only Non-interested Trustees who are “independent” as defined in the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”) listing standards applicable to closed-end funds. The Audit Committee held 8 meetings during calendar year 2004. A copy of the Audit Committee Charter is attached as Appendix 1 hereto. The current members of the Audit Committee are:
Donald L. Dunaway (Chairman)
Lewis A. Burnham
Robert B. Hoffman
William McClayton
Nominating and Governance Committee
The Board has a Nominating and Governance Committee, comprised of only Non-interested Trustees. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Messrs. McClayton and Wadsworth are the only nominees who have not previously been elected by shareholders. Mr. McClayton was recommended by a Non-interested Trustee, and then by the entire Nominating and Governance Committee (which, as noted above, is comprised solely of Non-interested Trustees). Mr. Wadsworth’s recommendation arose out of a proposal by Deutsche Asset Management to consolidate various Scudder Fund Boards. Although the Chicago Board determined not to pursue the consolidation, the Non-interested Trustees met Mr. Wadsworth through that process and, in light of anticipated retirements, the Nominating and Governance Committee asked Mr. Wadsworth (who was a member of the “New York Board”) to consider joining the Chicago Board. Mr. Wadsworth ultimately was recommended by the Nominating and Governance Committee. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar, William McClayton and Shirley D. Peterson. The Nominating and Governance Committee held 6 meetings during calendar year 2004. The Fund’s Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter, a copy of which was included as an appendix to the Fund’s Proxy Statement for the annual meeting on June 29, 2004. Each member of the Committee is “independent,” which means that he or she is not an “interested person” of the Fund, as defined in the 1940 Act.

The Nominating and Governance Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund’s Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, Massachusetts 02110-4103. Suggestions for candidates must include a resume of the candidate.
The Nominating and Governance Committee’s principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration: (a) the Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience, (b) candidates should exhibit stature commensurate with the responsibility of representing shareholders, (c) candidates should commit to strive for high attendance levels at regular and special Board meetings, and participate in committee meetings as needed, and (d) candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.
Valuation Committee
The Board has a Valuation Committee, comprised of both Interested and Non-interested Trustees, which reviews Valuation Procedures adopted by the Board, determines the fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. Currently, the members of the Valuation Committee are John W. Ballantine (Chairman) and William Shiebler. Alternate members are Donald L. Dunaway and John G. Weithers. The Valuation Committee held 1 meeting during calendar year 2004.
Operations Committee
The Board has an Operations Committee, comprised of only Non-interested Trustees, which oversees the operations of the Fund, such as reviewing the Fund’s administrative fees and expenses, portfolio transaction policies and custody arrangements. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held 6 meetings during calendar year 2004.
Fixed-Income Oversight Committee
The Board has a Fixed-Income Oversight Committee, comprised of only Non-interested Trustees, which oversees investment activities of the

Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. Currently, the members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chairman), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held 5 meetings during calendar year 2004.
Contract Review Committee
The Board has a Contract Review Committee, comprised of only Non-interested Trustees, which oversees the annual contract review process. Currently, the members of the Contract Review Committee are Paul K. Freeman (Chairman), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee did not meet during calendar year 2004 as it was created effective January 1, 2005.
Shareholder Communication with the Trustees
The Board provides a process for shareholders to send communications to the Board. (These communications do not include shareholders’ proposals described below under “Miscellaneous—Proposals of Shareholders.”) Correspondence should be sent by U.S. mail or courier service to the Fund’s Secretary, Two International Place, Boston, Massachusetts 02110-4103, who will forward it to the Chairperson of the Board (currently Ms. Peterson) if addressed to the Board, or to a specific Trustee if addressed to that Trustee.
Compensation of Trustees
The Fund pays the Independent Trustees a monthly retainer, paid on a quarterly basis, plus expenses, and an attendance fee for each Board meeting and Committee meeting attended. As reflected above, the Trustees currently serve as board members of various investment companies for which DeIM serves as investment manager. DeIM supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustee and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and one of the Trustees are also officers, directors, employees or stockholders of DeIM and participate in the fees paid to DeIM, although the Fund makes no direct payments to them. The Trustee and officers of the Fund who are “Interested Persons” receive no compensation from the Fund. The Non-interested Trustees are not entitled to benefits under any pension or retirement plan. The Board of Trustees of the Fund established a deferred compensation plan for the Non-interested Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Non-interested Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds managed by the Advisor (“Shadow Shares”). Mr. Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected in Appendix 2 in the Trustees’ share ownership.
The table below shows, for each Trustee entitled to receive compensation from the Fund, the aggregate compensation paid or accrued during the 2004 calendar year and the total compensation that the funds advised by DeIM or its affiliates (collectively, the “Scudder Fund Complex”) paid or accrued during calendar year 2004.

	Aggregate
	Compensation from	Aggregate Compensation from
Name of Trustee	the Fund	Scudder Fund Complex(4)(5)

John W. Ballantine	$2,758	$194,195
Lewis A. Burnham	$3,174	$217,840
Donald L. Dunaway(1)	$3,167	$212,925
James R. Edgar(2)	$2,640	$171,820
Paul K. Freeman	$2,915	$190,635
Robert B. Hoffman	$2,723	$185,550
William McClayton(3)	$0	$0
Shirley D. Peterson(6)	$3,392	$219,375
Robert H. Wadsworth(7)	$0	$171,000
John G. Weithers	$2,650	$173,260

(1)	Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $11,419.

(3)	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

(4)	For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 32 trusts/corporations comprised of 86 funds/portfolios. Each Trustee, except for Mr. Wadsworth, currently serves on the boards of 26 trusts/ corporations comprised of 76 funds/portfolios. Mr. Wadsworth currently serves on the boards of 27 trusts/corporations comprised of 79 funds/portfolios.

(5)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs. Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6)	Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7)	Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board and Germany Funds Board of the Scudder Funds in 2004, for which he received the compensation indicated.
Mr. Freeman, prior to his service as an Independent Trustee of the Funds, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.
Agreement to Indemnify Independent Trustees for Certain Expenses
In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the Advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Fund against the Fund, its trustees and officers, the Advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Advisor has also agreed, subject to applicable law and regulation, to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the

Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The Advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Advisor will survive the termination of the investment management agreement between the Advisor and the Fund.
Fund Officers
Information about the executive officers of the Fund, with their respective ages, terms as Fund officers and principal occupation for the past five years, as of December 31, 2004, is set forth below.
Julian F. Sluyters (44), President and Chief Executive Officer of the Fund since 9/30/04. Mr. Sluyters is also a Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004) and formerly, President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations, UBS Global Asset Management (1991-1998).
Philip Gallo (43), Chief Compliance Officer of the Fund since 9/24/04. Mr. Gallo is also a Managing Director of Deutsche Asset Management (2003-present) and formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003).
Paul Schubert (42) Chief Financial Officer of the Fund since 9/30/04. Mr. Schubert is also a Managing Director of Deutsche Asset Management (July 2004-present) and formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004), Vice President and Director of Mutual Fund Finance for UBS Global Asset Management (1994-1998).

Philip J. Collora (59), Vice President of the Fund since 2/1/90 and Assistant Secretary of the Fund since 1/24/01. Mr. Collora is also a Director of Deutsche Asset Management.
Kenneth Murphy (41), Vice President of the Fund since 1/15/03. Mr. Murphy is also a Vice President of Deutsche Asset Management (2000-present) and formerly, a Director of John Hancock Signature Services (1992-2000).
Charles A. Rizzo (47), Treasurer of the Fund since 11/20/02. Mr. Rizzo is also a Managing Director of Deutsche Asset Management (April 2004-present) and formerly, Director of Deutsche Asset Management (April 2000-March 2004); Vice President and Fund Accounting Department Head of BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); and a Senior Manager of Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).
Salvatore Schiavone (38), Assistant Treasurer of the Fund since 5/14/03. Mr. Schiavone is also a Director of Deutsche Asset Management.
Kevin M. Gay (45), Assistant Treasurer of the Fund since 5/12/04. Mr. Gay is also a Vice President of Deutsche Investment Management Americas (2002-present) and formerly, a Vice President and Director of PFPC, Inc. or its predecessor organization (1994-2002).
Kathleen Sullivan D’Eramo (47), Assistant Treasurer of the Fund since 5/14/03. Ms. D’Eramo is also a Director of Deutsche Asset Management.
John Millette (42), Secretary of the Fund since 9/26/01. Mr. Millette is also a Director of Deutsche Asset Management.
Daniel O. Hirsch (50), Assistant Secretary of the Fund since 4/5/02. Mr. Hirsch is also a Managing Director of Deutsche Asset Management (2002-present); a Director of Deutsche Global Funds Ltd. (2002-2004); and formerly, a Principal of BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999).
Caroline Pearson (42), Assistant Secretary of the Fund since 1/21/98. Ms. Pearson is also a Managing Director of Deutsche Asset Management.
Lisa Hertz (34), Assistant Secretary of the Fund since 9/26/03. Ms. Hertz is also a Vice President of Deutsche Asset Management.
The officers of the Fund are elected by the Board on an annual basis to serve until their successors are elected and qualified.
Share Ownership. As of December 31, 2004, each executive officer and Trustee of the Fund individually, and the officers and Trustees as a group, owned beneficially less than 1% of the outstanding shares of the Fund. Appendix 2 hereto lists the dollar range and amount of shares of the Fund owned directly or beneficially owned by each Trustee of the Fund individually and as a group with the executive officers of the Fund. As of April 29, 2005, no person is known to have owned beneficially more than 5% of the shares of the Fund, except as noted below:
4,046,400 shares in the aggregate, or 11.90% of the outstanding shares of the Fund, were held by Yale University, 55 Whitney Avenue, 5th Floor, New Haven, CT 06510-1300.
2,359,843 shares in the aggregate, or 6.94% of the outstanding shares of the Fund, were held by Otter Creek International Ltd., 400 Royal Palm Way, Suite 212, Palm Beach, FL 33480
2,117,805 shares in the aggregate, or 6.23% of the outstanding shares of the Fund, were held by Karpus Management, Inc. d/b/a Karpus Investment Management, 183 Sullys Trail, Pittsford, NY 14534
Section 16 Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund’s officers and Trustees, the Advisor, affiliated persons of the Advisor and persons who own more than ten percent of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the Securities and Exchange Commission (the “SEC”) and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended December 31, 2004, all filings were timely.
Investment Manager. Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), 345 Park Avenue, New York, New York 10154, serves as the Fund’s Advisor and manager pursuant to an investment management agreement.
Deutsche Asset Management (“DeAM”) is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Proposal 2. Selection of Independent Registered Public Accounting Firm
The Board recommends that you vote FOR the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the Fund.
The Board, including the Independent Trustees, has selected Ernst & Young LLP (“E&Y”) to act as the independent registered public accounting firm to audit the books and records of the Fund for the current fiscal year, and recommends that shareholders ratify such selection. E&Y has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as the independent registered public accounting firm. The selection of E&Y as the independent registered public accounting firm of the Fund is being submitted to the shareholders for ratification. A representative of E&Y is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.
The following table shows fees billed by E&Y to the Fund during the Fund’s two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for the Advisor and certain entities controlling, controlled by, or under common control with the Advisor that provide ongoing services to the Fund (collectively, the “Advisor Entities”), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee has reviewed whether E&Y’s receipt of non-audit fees from the Fund, DeIM and all Advisor Entities is compatible with maintaining E&Y’s independence.

		Audit Related				All Other
	Audit Fees(1)	Fees(2)		Tax Fees(3)		Fees(4)

			Advisor		Advisor		Advisor
Year	Fund	Fund	Entities	Fund	Entities	Fund	Entities

2003	$32,852	$0	$112,900	$7,231	$0	$0	$0
2004	$32,432	$0	$347,500	$5,723	$0	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the Advisor Entities with respect to operations and financial reporting of the Fund, except that the Chairman of the Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.
All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Fund and to the Advisor Entities for the two most recent fiscal years for the Fund. In assessing E&Y’s independence, the Audit Committee considers the opinions of Fund management.

Aggregate Non-Audit Fees

2003	$3,749,231
2004	$337,324
E&Y recently advised the Fund’s Audit Committee that various E&Y member firms provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the “DB entities”) between 2003 and 2005 that raise issues under the SEC auditor independence rules. The DB entities are within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.
First, E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services for DB entities during 2003 and 2004, member firms in China and Japan (“E&Y China” and “E&Y Japan,” respectively) received funds from the DB entities that went into E&Y “representative bank trust accounts” and were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(viii) provides that an accountant’s independence is impaired if the accountant has custody of assets of the audit client.)
Second, E&Y advised the Audit Committee that in connection with providing monthly payroll services to employees of certain DB entities from May 2003 to February 2005, a member firm in Chile (“E&Y Chile”) received funds from the DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X.

Third, E&Y advised the Audit Committee that in connection with providing certain services in assisting a DB entity with various regulatory reporting requirements, a member firm in France (“E&Y France”) entered into an engagement with a DB entity that resulted in E&Y France staff functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were “permitted services” under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi) provides that an accountant’s independence is impaired if the accountant acts as an employee of an audit client.)
The Audit Committee was informed that E&Y China received approximately $1,500, E&Y Japan received approximately $41,000, E&Y Chile received approximately $11,724 and E&Y France received approximately $100,000 for the services they provided to the DB entities. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar expatriate tax compliance services were provided to a number of E&Y audit clients unrelated to DB or the Fund, E&Y has advised the SEC and the PCAOB of the independence issues arising from those services. E&Y advised the Audit Committee that E&Y believes its independence as the independent registered public accounting firm for the Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E&Y professionals responsible for the Fund’s audits were not aware that these non-audit services took place, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment Company Complex. E&Y also noted that E&Y China, E&Y Japan and E&Y Chile are no longer providing these services and that the E&Y France engagement has been restructured.
Proposal 3. Merger of the Fund, a Closed-End Investment Company,
into Scudder U.S. Government Securities Fund,
an Open-End Investment Company
The Board of Trustees recommends that you vote FOR the merger.
I.     SYNOPSIS
Under its organizational documents, the Fund is required to submit to shareholders at this meeting a proposal to convert the Fund from a closed-end investment company to an open-end investment company (see Proposal 4 below). Although the Trustees recommend that you vote against that proposal, they do recommend that you vote for the proposal to merge the Fund into an open-end fund with a similar investment objective and investment policies. In recommending in favor of the merger and against the proposal to convert, the Trustees believe that the merger proposal is a better alternative for addressing the discount to net asset value at which the Fund has historically traded because, in addition to providing investors with the benefits of open-ending, including receiving the equivalent of net asset value for their Fund shares, the merger will provide shareholders the opportunity to continue their investment in a larger, more viable fund.
The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between investment companies. The proposed merger would be between the Fund (also referred to as “Intermediate Government & Agency Trust”), a closed-end investment company, and U.S. Government Securities Fund, an open-end investment company. These responses are qualified in their entirety by subsequent portions of this Prospectus/ Proxy Statement, which you should read carefully because they contain additional information and further details regarding the proposed merger.
1. What is being proposed?
The Trustees of the Fund are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Appendix 3), which we refer to as a merger of the Fund into U.S. Government Securities Fund. If approved by shareholders, all of the assets of the Fund will be transferred to U.S. Government Securities Fund solely in exchange for the issuance and delivery to the Fund of Class M shares of U.S. Government Securities Fund (“Merger Shares”) with a value equal to the value of the Fund’s assets net of liabilities, and for the assumption by U.S. Government Securities Fund of all liabilities of the Fund. Immediately following the transfer, the Merger Shares received by the Fund will be distributed pro rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record in complete liquidation and termination of the Fund.

2.	What will happen to my investment in the Fund as a result of the merger?
Your investment in the Fund, a closed-end investment company, will, in effect, be exchanged for an investment in U.S. Government Securities Fund, an open-end investment company, with an aggregate net asset value as of the Valuation Time (as defined below on page 47) equal to the net asset value of your Fund investment. Then, as a shareholder of an open-end fund, you will have the ability to redeem your shares for their current net asset value at any time.

3.	What are the differences between an open-end investment company and a closed-end investment company?
Closed-end funds, like the Fund, generally do not redeem their outstanding shares or engage in the continuous sale of new shares. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer in securities markets and pay or receive the prevailing market price, which may be more (a premium) or less (a discount) than the net asset value of the closed-end fund’s shares.
Open-end funds issue shares that can be redeemed or sold back to the fund generally at the shares’ net asset value (less any redemption fee or contingent deferred sales charge). Moreover, open-end funds issue new shares at the shares’ offering price which is net asset value per share plus any sales charge. Since open-end funds must be ready to redeem their shares on a daily basis, open-end funds may not be as fully invested as closed-end funds, which may affect performance.
For a more detailed description of these and other differences between open-end and closed-end funds, please see Appendix 4.

4.	Why have the Trustees recommended that shareholders approve the merger?
The Trustees recommend approval of the merger and have concluded that: (1) the merger is in the best interests of the Fund, and (2) the interests of the existing shareholders of the Fund will not be diluted as a result of the merger. The Trustees considered, among other things:

•	Eliminate Discount. As with directly converting to an open-end fund, the merger would provide shareholders the opportunity to redeem their shares for their current net asset value, and thereby effectively eliminate any discount between the market price and net asset value.

•	Lower Expense Ratio. If the merger is approved, shareholders are expected to benefit from a lower total fund operating expense ratio (after anticipated fee waivers and expense reimbursements).

5.	How do the investment objectives, policies and restrictions of the two Funds compare?
The following table sets forth a summary of each Fund’s investment goals, policies and restrictions. While not identical, the investment objectives, policies and restrictions of the Funds are similar.
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

	U.S. Government Securities Fund	Intermediate Government & Agency Trust

Investment Objective	U.S. Government Securities Fund seeks high current income, liquidity and security of principal.	Intermediate Government & Agency Trust seeks high current income consistent with the preservation of capital.
Changes in Investment Objective	The Board of Trustees of each Fund can change the Fund’s investment objective without seeking shareholder approval.
Principal Investments	U.S. Government Securities Fund normally invests all of its assets in U.S. government securities, and at least 80% of its assets in securities backed by the full faith and credit of the U.S. government. Generally, U.S. Government Securities Fund does not invest in foreign government securities.	Intermediate Government & Agency Trust normally invests at least 80% of its net assets in U.S. government securities (including both those backed by the full faith and credit of the U.S. government and those that are not backed by the full faith and credit of the U.S. government). Intermediate Government & Agency Trust also may invest up to 20% of its net assets in foreign government securities.

	U.S. Government Securities Fund	Intermediate Government & Agency Trust

Investment Decisions	In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasuries compared to other U.S. government and agency securities and determine allocations for each. The portfolio managers use a number of different factors in making investment decisions, including possible interest rate outlooks and changes in supply and demand within the bond market. In choosing individual bonds, the managers review each bond’s fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond’s attractiveness.	In determining which securities to purchase for or hold in Intermediate Government & Agency Trust’s portfolio, the portfolio managers will rely on information from various sources, including research analysis and appraisals of brokers and dealers; the views of others regarding economic developments and interest rate trends; and the portfolio managers’ own analysis of factors they deem relevant.
Illiquid Securities	U.S. Government Securities Fund may not invest more than 15% of its net assets in illiquid securities.	Intermediate Government & Agency Trust may not invest more than 20% of its assets in illiquid securities.
Lending Portfolio Securities	U.S. Government Securities Fund may lend its investment securities up to 33 1/3% of its total assets.	Intermediate Government & Agency Trust may lend its investment securities to the extent permitted under the Investment Company Act of 1940.
Maturity/ Duration	U.S. Government Securities Fund invests in securities of any maturity. The portfolio managers may adjust the duration (a measure of sensitivity to interest rate movements) of U.S. Government Securities Fund’s portfolio, depending on their outlook for interest rates.	Intermediate Government & Agency Trust normally maintains a dollar-weighted average portfolio maturity of more than three years but less than 10 years.

	U.S. Government Securities Fund	Intermediate Government & Agency Trust

Derivatives	U.S. Government Securities Fund is permitted, but not required, to use various types of derivatives. U.S. Government Securities Fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.	Intermediate Government & Agency Trust is permitted, but not required, to use various types of derivatives. Generally, Intermediate Government & Agency Trust will not engage in derivative transactions for speculative purposes, but only as a means to hedge risks associated with management of the Fund portfolio.
Temporary Defensive Positions	As a temporary defensive measure, U.S. Government Securities Fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk.	As a temporary defensive measure, Intermediate Government & Agency Trust may invest all or a portion of its assets in cash (including foreign currencies) or money market instruments, such as short-term obligations of the U.S. government, its agencies or instrumentalities, and short-term repurchase agreements with respect thereto.
Fundamental Policies	Both Funds have the same fundamental policies regarding: borrowing money, issuing senior securities, concentration, underwriting securities, purchasing or selling real estate, purchasing physical commodities, and loans. A fundamental policy may not be changed without the approval of shareholders. See Appendix 5 for a comparison of each Fund’s fundamental policies.
Diversification	Each Fund has elected to be classified as diversified. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of October 31, 2004, and of U.S. Government Securities Fund on a pro forma combined basis, giving effect to the proposed merger as of that date:
Portfolio Composition (as a % of Fund)

			U.S. Government
	Intermediate	U.S.	Securities
	Government &	Government	Fund—Pro
	Agency	Securities	Forma
Type of Securities	Trust(1)	Fund	Combined(2)

U.S. Government Backed—Treasury Obligations	20%	2%	3%
Agencies Backed by the Full Faith and Credit of the U.S. Government	5%	87%	81%
Agencies Not Backed by the Full Faith and Credit of the U.S. Government	42%	9%	12%
Foreign Government Bonds	17%	—	1	%(1)
Cash Equivalents	6%	2%	2%
Other	10%	—	1%

	100%	100%	100%

(1)	Prior to the date of the merger, Intermediate Government & Agency Trust will sell all investments that are not consistent with the current investment objective, policies and restrictions of U.S. Government Securities Fund, if any, and declare a taxable distribution. Specifically, Intermediate Government & Agency Trust’s position in dollar denominated foreign government bonds is not consistent with the U.S. Government Securities Fund’s investment process and will be sold prior to the merger.

(2)	Reflects the blended characteristics of Intermediate Government & Agency Trust and U.S. Government Securities Fund as of October 31, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

The following table sets forth a summary of the maturity and duration of the investments in the investment portfolio of each Fund as of October 31, 2004, and of U.S. Government Securities Fund on a pro forma combined basis, giving effect to the proposed merger as of that date:
Maturity/ Duration

U.S. Government
Securities
	Intermediate		Fund—Pro
	Government & Agency	U.S. Government	Forma
	Trust	Securities Fund	Combined(1)

Average Maturity	5.4 years	5.4 years	5.4 years
Duration	3.6 years	2.4 years	2.5 years

(1)	Reflects the blended characteristics of Intermediate Government & Agency Trust and U.S. Government Securities Fund as of October 31, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

6.	How do the management fee ratios and expense ratios of the two Funds compare, and what are they estimated to be following the merger?
The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each Fund incurred for the year ended October 31, 2004, and the pro forma estimated expense ratios of U.S. Government Securities Fund assuming consummation of the merger as of that date.
The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. Effective October 1, 2004, the Fund’s annual management fee was reduced from 0.80% to 0.60% of average weekly net assets. As of October 31, 2004, the Fund and U.S. Government Securities Fund had net assets of $252 million and $3,069 million, respectively.

Intermediate Government & Agency Trust		U.S. Government Securities Fund

Average Weekly		Average Daily
Net Assets	Management Fee	Net Assets	Management Fee

All Levels	0.60%	to $250 million	0.45%
		next $750 million	0.43%
		next $1.5 billion	0.41%
		next $2.5 billion	0.40%
		next $2.5 billion	0.38%
		next $2.5 billion	0.36%
		next $2.5 billion	0.34%
		thereafter	0.32%

The table below describes the fees and expenses that you may pay as a shareholder of the Funds. As shown, the merger is expected to result in a lower management fee rate and total expense ratio for shareholders of the Fund. However, there can be no assurance that the merger will result in expense savings.
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
(as a % of average net assets)

								Net
								Annual
					Total			Fund
					Annual			Operating
			Distribution/		Fund	Less Expense		Expenses
	Management		Service	Other	Operating	Waiver/		(after
	Fee		(12b-1) Fee	Expenses	Expenses	Reimbursements		waiver)

Intermediate Government & Agency Trust
Common shares	0.60%	(1)	None	0.15%	0.75%	—		0.75%
U.S. Government Securities Fund
Class M(2)	0.42%		None	0.35%	0.77%	0.07%		0.70%
U.S. Government Securities Fund
(Pro forma combined) Class M(4)	0.42%		None	0.35%	0.77%	0.07%	(3)	0.70%	(3)

(1)	Effective October 1, 2004, the Advisor reduced its management fee for Intermediate Government & Agency Trust from 0.80% to 0.60%. The annual effective management fee rate for the fiscal year ended December 31, 2004 was 0.75%.

(2)	The Annual Fund Operating Expenses for Class M shares of U.S. Government Securities Fund are estimated since Class M shares have not previously been issued and will only be offered through the merger.

(3)	Through July 29, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and to reimburse or pay operating expenses of the combined Fund to the extent necessary to maintain the combined Fund’s total operating expenses at 0.70% for Class M shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses.

(4)	The costs associated with the merger, excluding the transaction costs associated with making changes to Intermediate Government & Agency Trust portfolio prior to the merger, are estimated to be $180,000.
The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined Fund to incur in the first year following the merger.
Examples
The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions.

They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years

Intermediate Government & Agency Trust
Common shares	$77	$240	$417	$930
U.S. Government Securities Fund
(Pro forma combined) Class M(1)	$72	$224	$406	$933

(1)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years” and “10 Years” periods.

7.	What are the federal income tax consequences of the proposed merger?
For federal income tax purposes, no gain or loss is expected to be recognized by the Fund or its shareholders as a direct result of the merger. For more information, including a discussion of taxes that you may incur indirectly as a result of the merger (for example, taxes arising from differences in the Funds’ portfolio turnover rates and net investment income), please see “Information about the Proposed Merger — Certain Federal Income Tax Consequences,” below.

8.	Will my dividends be affected by the merger?
Yes. The amount of your dividends may be higher or lower depending on the investments held by U.S. Government Securities Fund. However, you will still receive dividends paid from net investment income on a monthly basis and long-term capital gains distributions on an annual basis. But, where the Fund distributed short-term capital gains monthly, as shareholders of U.S. Government Securities Fund, you will receive short-term capital gains distributions on an annual basis. Dividends paid by U.S. Government Securities Fund can be automatically reinvested in shares of U.S. Government Securities Fund at net asset value. The automatic reinvestment option of U.S. Government Securities Fund is substantially similar to the Fund’s Dividend Reinvestment and Cash Purchase Plan.

9.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?
The following table provides more information on the procedures for purchasing, redeeming and exchanging shares of each Fund.
PURCHASING, REDEEMING AND EXCHANGING SHARES

U.S. Government Securities Fund Class M
	Shares	Intermediate Government & Agency Trust

Buying Shares	Class M shares are only available as Merger Shares and cannot be purchased. However, U.S. Government Securities Fund offers other classes of shares that may be purchased.	Shares of Intermediate Government & Agency Trust are purchased in the secondary market through financial intermediaries.
Redeeming (Selling) Shares	Class M shares are redeemed through U.S. Government Securities Fund’s transfer agent at net asset value. U.S. Government Securities Fund usually imposes a 2% redemption fee on shares redeemed or exchanged within 15 days of purchase, however no redemption fee will be assessed on redemptions of Class M shares.	Shares of Intermediate Government & Agency Trust are sold in the secondary market through financial intermediaries. The price at which shares are sold is market price, which may be equal to, higher, or, more typically, lower than net asset value.
Exchanging Shares	Class M shares will be exchangeable at net asset value for Class A shares of eligible funds in the Scudder family of mutual funds. Exchanges of Class M shares for Class A shares of another Scudder fund will not be subject to an initial sales charge.	The shares of Intermediate Government & Agency Trust have no exchange rights.
U.S. Government Securities Fund reserves the right to meet large redemption requests ($250,000 or greater) following the merger by delivering portfolio securities to the redeeming shareholder rather than paying cash (“redemption in kind”). Redemptions in kind will shift the cost of liquidating the portfolio securities from U.S. Government Securities Fund to the redeeming shareholder and, to the extent appreciated securities are delivered, will avoid the recognition of capital gains by U.S. Government Securities Fund.

10.	How will I be notified of the outcome of the merger?
If the proposed merger is approved by shareholders, shareholders will receive a confirmation statement reflecting their new account number and the number of Class M shares of U.S. Government Securities Fund they are receiving after the merger is completed. If the proposed merger is not approved, this result will be noted in the next shareholder report of the Fund.

11.	Will the number of shares I own change?
The number of shares you own will most likely change. However, the total value of your investment in U.S. Government Securities Fund immediately following the merger will equal the net asset value of your shares of the Fund, which may be greater or less than the value of your shares of the Fund at current market price.

12.	What percentage of shareholders’ votes is required to approve the merger?
Approval of the merger will require the affirmative vote of a majority of the Fund’s outstanding shares.
The Trustees believe that the proposed merger is in the best interests of the Fund. Accordingly, the Trustees recommend that shareholders vote FOR approval of the proposed merger.
II.     INVESTMENT STRATEGIES AND RISK FACTORS

1.	What are the main investment strategies and related risks of U.S. Government Securities Fund and how do they compare with those of the Fund?
Investment Objectives and Strategies. The Funds have similar investment objectives and strategies.
U.S. Government Securities Fund. U.S. Government Securities Fund seeks high current income, liquidity and security of principal. U.S. Government Securities Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities backed by the full faith and credit of the U.S. government, including related repurchase agreements. U.S. Government Securities Fund normally invests all of its assets in securities issued by the U.S. government, its agencies or instrumentalities. U.S. Government Securities Fund invests principally in U.S. government securities of any maturity, focusing on Ginnie Maes. U.S. Government Securities Fund may invest in other mortgage-backed securities and other U.S. government securities, including U.S. Treasuries and other securities issued by the U.S. government, its agencies or instrumentalities, some of which may be supported only by the credit of the issuer.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasuries compared to other U.S. government and agency securities and determine allocations for each. The portfolio managers use a number of different factors in making investment decisions, including possible interest rate outlooks and changes in supply and demand within the bond market.
In choosing individual bonds, the managers review each bond’s fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond’s attractiveness.
The managers may adjust the duration (a measure of sensitivity to interest rate movements) of U.S. Government Securities Fund’s portfolio, depending on their outlook for interest rates.
U.S. Government Securities Fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.
Although major changes tend to be infrequent, the Board of Trustees could change U.S. Government Securities Fund’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to U.S. Government Securities Fund’s policy of normally investing all of its assets in U.S. government securities.
Other Investments. U.S. Government Securities Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). U.S. Government Securities Fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
U.S. Government Securities Fund has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.
As a temporary defensive measure, U.S. Government Securities Fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This measure could prevent losses, but, while engaged in a temporary defensive position, U.S. Government Securities Fund will not be pursuing its investment objective. However, U.S. Government Securities Fund managers may choose not to use these strategies for various reasons, even in very volatile market conditions.
Intermediate Government & Agency Trust. The Fund seeks high current income consistent with the preservation of capital by investing in U.S. government securities and foreign government securities. The Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities. U.S. government securities include mortgage-backed securities and other U.S. government securities including U.S. Treasury securities and other securities issued by the U.S. government, its agencies or instrumentalities. Foreign government securities include debt securities issued or guaranteed as to payment of principal and interest by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.
In determining which securities to purchase for the Fund or hold in the Fund’s portfolio, the portfolio managers will rely on information from various sources, including research analysis and appraisals of brokers and dealers; the views of the Board of Trustees and others regarding economic developments and interest rate trends; and the portfolio managers’ own analysis of factors they deem relevant.
The Fund normally maintains a dollar-weighted average portfolio maturity of more than three years but less than 10 years.
The Fund may make loans to the extent permitted under the 1940 Act.
Although major changes tend to be infrequent, the Board of Trustees could change the Fund’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the Fund’s policy of investing at least 80% of net assets in U.S. government securities.
Other Investments. The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the Fund may purchase and sell options on U.S. government securities and foreign government securities and may engage in interest rate, foreign currency and other hedging transactions.
The Fund has elected to be classified as a diversified closed-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.
As a temporary defensive measure, the Fund may invest all or a portion of its assets in cash (including foreign currencies) or money market instruments, such as short term obligations of the U.S. government, its agencies or instrumentalities, and short-term repurchase agreements with respect thereto.
Primary Risks. As with any mutual fund, you may lose money by investing in U.S. Government Securities Fund. Certain risks associated with an investment in U.S. Government Securities Fund are summarized below. The risks of an investment in U.S. Government Securities Fund are similar to the risks of an investment in the Fund. More detailed descriptions of the risks associated with an investment in U.S. Government Securities Fund can be found in Appendix 7 and in the SAI.
The value of your investment in U.S. Government Securities Fund will change with changes in the values of the investments held by U.S. Government Securities Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect U.S. Government Securities Fund’s investments as a whole. U.S. Government Securities Fund could be subject to additional principal risks because the types of investments it makes can change over time.
There are several risk factors that could hurt the performance of U.S. Government Securities Fund, cause you to lose money or cause the performance of U.S. Government Securities Fund to trail that of other investments.
Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the U.S. Government Securities Fund’s securities, the more sensitive it will be to interest rate changes. As interest rates decline, the issuers of securities held by U.S. Government Securities Fund may prepay principal earlier than scheduled, forcing U.S. Government Securities Fund to reinvest in lower yielding securities. This prepayment may reduce U.S. Government Securities Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing U.S. Government Securities Fund’s duration and reducing the value of the security. Because U.S. Government Securities Fund focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks. An investment in the Fund is also subject to this risk.
Agency Risk. Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the U.S. Treasury. There is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the U.S. government doesn’t protect U.S. Government Securities Fund against market-driven declines in the prices or yields of these securities, nor does it apply to the shares of U.S. Government Securities Fund itself. An investment in the Fund is also subject to this risk.
Securities Lending Risk. Any loss in the market price of securities loaned by U.S. Government Securities Fund that occurs during the term of the loan would be borne by U.S. Government Securities Fund and would adversely affect U.S. Government Securities Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by U.S. Government Securities Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in the Fund is also subject to this risk.
Other Risks. Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements.
An investment in the Fund is also subject to these other risks.
Performance Information. The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of Class A shares of U.S. Government Securities Fund and the common shares of the Fund. The table following the charts shows how the performance of each Fund compares to that of two broad-based market indexes (which, unlike the Funds, do not have any fees or expenses). The performance of the Funds and the indexes varies over time. Of course, a Fund’s past performance is not necessarily an indication of future performance.
Because Class M shares of U.S. Government Securities Fund have not yet begun operations as of the date of this Prospectus/ Proxy Statement, no performance information for the class is available. In the bar chart, the performance figures for U.S. Government Securities Fund are based upon the historical performance of U.S. Government Securities Fund’s Class A shares, except that the effect of the Class A shares maximum sales load is not shown because the Class M shares do not impose a sales load. Class M shares would have substantially similar annual returns as Class A shares, as the shares are invested in the same portfolio of securities, and would differ only to the extent that Class M shares do not have the same expenses as Class A shares.

Calendar Year Total Returns (%)
Intermediate Government & Agency Trust
Annual Total Returns (%) as of 12/31 each year
Common shares based on net asset value
For the periods included in the bar chart:
Best Quarter: 5.29%, Q3, 2002 Worst Quarter: -3.16%, Q2, 2004
Intermediate Government & Agency Trust
Annual Total Returns (%) as of 12/31 each year
Common shares based on market price
For the periods included in the bar chart:
Best Quarter: 6.65%, Q3, 2001 Worst Quarter: -8.71%, Q3, 1999

U.S. Government Securities Fund
Annual Total Returns (%) as of 12/31 each year
Class A
For the periods included in the bar chart:
Best Quarter: 5.84%, Q2, 1995 Worst Quarter: -1.93%, Q1, 1996
Average Annual Total Returns (%) as of 12/31/04

	Past 1 year	Past 5 years	Past 10 years

Intermediate Government & Agency Trust
Common shares at net asset value(1)	4.30%	7.25%	7.10%
Common shares at market price	2.73%	7.24%	7.03%
Index (Reflects no deductions for fees or expenses)(2)	2.33%	6.57%	6.75%
U.S. Government Securities Fund
Class A (unadjusted for sales charge) (Return before taxes)	3.61%	6.23%	6.78%
Class A (unadjusted for sales charge) (Return after taxes on distributions)	2.17%	4.17%	4.29%
Class A (unadjusted for sales charge) (Return after taxes on distributions and sale of Fund shares)	2.33%	4.05%	4.24%
Index (Reflects no deductions for fees or expenses)(3)	4.35%	7.00%	7.54%

(1)	Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder’s investment in the Fund based on market price.

(2)	Index: The Lehman Brothers U.S. Government Intermediate Index is a total return index consisting of investment grade corporate debt issues as well as U.S. Government securities.

(3)	Index: The Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
In both the chart and the table, total returns for U.S. Government Securities Fund from 1999-2001 would have been lower if operating expenses had not been reduced.

The following table shows a measure of the level of dividends distributed by the Fund and U.S. Government Securities Fund.
Distribution Information as of 12/31/04

Rate

Intermediate Government & Agency Trust
Current Annualized Distribution Rate (based on net asset value)*	4.38%
Current Annualized Distribution Rate (based on market price)*	4.86%
U.S. Government Securities Fund
Current Annualized Distribution Rate Class A (based on net asset value)*	4.87%

(*)	Current annualized distribution rate for the Fund is the latest monthly dividend shown as an annualized percentage of net asset value/ market price on December 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Market price, distribution rates, net asset value and returns are historical and will fluctuate and do not guarantee future results.
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, visit the Scudder website at www.scudder.com.

III. OTHER COMPARISONS BETWEEN THE FUNDS
The following table provides shareholders of the Fund with more information about U.S. Government Securities Fund and how U.S. Government Securities Fund compares with the Fund.
General Information about the Funds

	U.S. Government	Intermediate Government &
	Securities Fund	Agency Trust

Investment Advisor	Deutsche Investment Management Americas Inc. is the investment advisor for both Funds.

Portfolio Managers	Sean McCaffrey, CFA, is a Managing Director of DeAM and Co-Lead Portfolio Manager of U.S. Government Securities Fund. Mr. McCaffrey joined DeAM in 1996 and U.S. Government Securities Fund in 2002 after five years of experience as a fixed income analyst at Fidelity Investments. Mr. McCaffrey is Portfolio Manager for structured and quantitatively based active investment grade and enhanced fixed income strategies underlying retail mutual funds and institutional mandates. Mr. McCaffrey is head of the Fixed Income Enhanced Strategies & Mutual Funds Team: New York. Mr. McCaffrey has an MBA from Yale University.

William Chepolis, CFA, is a Managing Director of DeAM and Co-Lead Portfolio Manager of U.S. Government Securities Fund. Mr. Chepolis joined DeAM in 1998 after 18 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios. Mr. Chepolis is Portfolio Manager and Head of the Rates Sector Specialty Fixed Income Team: New York. Mr. Chepolis joined U.S. Government Securities Fund in 2002. Mr. Chepolis has a BIS from the University of Minnesota.	Jan C. Faller, CFA, is a Managing Director of DeAM and Lead Portfolio Manager of Intermediate Government & Agency Trust. Mr. Faller joined DeAM in 1999 and Intermediate Government & Agency Trust in 2003. Mr. Faller has over 14 years of investment industry experience. Prior to joining DeAm, Mr. Faller was a bond and currency investment manager with PanAgora Asset Management from 1995 to 1999. Mr. Faller has an MBA from the Amos Tuck School, Dartmouth College.

Sean McCaffrey, CFA, is a Managing Director of DeAM and Portfolio Manager of Intermediate Government & Agency Trust. Mr. McCaffrey joined DeAM in 1996 and Intermediate Government & Agency Trust in 2002 after five years of experience as a fixed income analyst at Fidelity Investments. Mr. McCaffrey is Portfolio Manager for structured and quantitatively based active investment grade and enhanced fixed income strategies underlying retail mutual funds and institutional mandates. Mr. McCaffrey is head of the Fixed Income Enhanced Strategies & Mutual Funds Team: New York. Mr. McCaffrey has an MBA from Yale University.

William Chepolis, CFA, is a Managing Director of DeAM and Portfolio Manager of Intermediate Government & Agency Trust. Mr. Chepolis joined DeAM in 1998 after 18 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

U.S. Government	Intermediate Government &
Securities Fund	Agency Trust

Mr. Chepolis is Portfolio Manager and Head of the Rates Sector Specialty Fixed Income Team: New York. Mr. Chepolis joined Intermediate Government & Agency Trust in 2002. Mr. Chepolis has a BIS from the University of Minnesota.

Rule 12b-1 and Service Fees	Class M shares of U.S. Government Securities Fund and shares of Intermediate Government & Agency Trust are not subject to any Rule 12b-1 or service fees.

Independent Registered Public Accounting Firm	Ernst & Young LLP serves as the independent registered public accounting firm for both Funds.

Trustees and Officers	The Trustees and officers of both Funds are the same. The following individuals currently comprise the Board of Trustees of both Funds: John W. Ballantine, Lewis A. Burnham,* Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton, Shirley D. Peterson (Chair), William N. Shiebler, Robert H. Wadsworth and John G. Weithers.*

* Mr. Burnham and Mr. Weithers are not standing for re-election to the Board of Intermediate Government & Agency Trust. Mr. Burnham and Mr. Weithers will also be retiring from the U.S. Government Securities Fund Board at the end of the year.
Charter Documents

	U.S. Government	Intermediate Government &
	Securities Fund	Agency Trust

General	U.S. Government Securities Fund is an open-end, diversified management investment company. U.S. Government Securities Fund was established as a Massachusetts business trust on October 24, 1985.	Intermediate Government & Agency Trust is a closed-end, diversified management investment company. Intermediate Government & Agency Trust was established as a Massachusetts business trust on May 16, 1988.

Shares	The Trustees of U.S. Government Securities Fund have authority to issue an unlimited number of shares of beneficial interest without par value. All shares of U.S. Government Securities Fund issued and outstanding are fully paid and non-assessable, transferable and have no preemptive or conversion rights.	The Trustees of Intermediate Government & Agency Trust have authority to issue an unlimited number of shares of beneficial interest, $.01 par value. The outstanding shares are fully paid and nonassessable and have no preemptive, conversion, exchange or redemption rights.

U.S. Government Securities Fund	Intermediate Government & Agency Trust

Voting	Each shareholder is entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders have the power to vote only regarding: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) the termination or reorganization of the Fund as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders of Intermediate Government & Agency Trust may also vote on matters relating to the conversion of the Fund to open-end status and to the same extent shareholders of a Massachusetts business corporation can vote on matters.

Shareholder Meetings	U.S. Government Securities Fund is generally not required to hold meetings of shareholders. Under its Declaration of Trust, meetings of shareholders may be called by the Trustees or such other persons as may be specified in the by-laws upon written application by shareholders holding at least 25% (or 10% if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the shares then outstanding requesting a meeting be called for a purpose requiring action by the shareholders as provided by the Declaration of Trust or the by-laws. The purpose of the requested meeting shall be specified in the written application.	Intermediate Government & Agency Trust is generally not required to hold meetings of shareholders. However, as a closed- end investment company listed on the NYSE, Intermediate Government & Agency Trust is required by the rules of the NYSE to hold annual meetings of its shareholders. Meetings of shareholders may also be called by the Trustees or such other persons as may be specified in the by-laws upon written application by shareholders holding at least 25% (or 10% if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the shares then outstanding requesting a meeting be called for a purpose requiring action by the shareholders as provided by the Declaration of Trust or the by-laws. The purpose of the requested meeting shall be specified in the written application.

Election and Term of Trustees	Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.	Each Trustee serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed.

U.S. Government Securities Fund	Intermediate Government & Agency Trust

Removal of Trustees	Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together at any meeting called for such purpose (for U.S. Government Securities Fund such vote shall be without regard to series or class), or (ii) by a written consent filed with the custodian of the Trust’s portfolio (for U.S. Government Securities Fund) or with the Secretary of the Trust (for Intermediate Government & Agency Trust) and executed by the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together at any meeting called for such purpose (for U.S. Government Securities Fund, calculated without regard to series or class).

Trustee and Officer Liability	Each Fund’s Declaration of Trust provides that obligations of the Funds are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Shareholder Liability	Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. Each Fund’s Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds’ Trustees. Moreover, the Declaration of Trust provides for indemnification out of a Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of such Fund.
The foregoing is a very general summary of certain provisions of the Declarations of Trust governing the Fund and U.S. Government Securities Fund. It is qualified in its entirety by reference to the charter documents themselves.
IV. INFORMATION ABOUT THE PROPOSED MERGER
General. The shareholders of the Fund are being asked to approve a merger between the Fund and U.S. Government Securities Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the

“Agreement”), the form of which is attached to this Prospectus/ Proxy Statement as Appendix 3.
The merger is structured as a transfer of all the assets of the Fund to U.S. Government Securities Fund solely in exchange for the assumption by U.S. Government Securities Fund of all the liabilities of the Fund and for the issuance and delivery to the Fund of Class M shares of U.S. Government Securities Fund (“Merger Shares”) equal in aggregate value to the net value of the assets transferred to U.S. Government Securities Fund.
After receipt of the Merger Shares, the Fund will distribute the Merger Shares to its shareholders of record, in proportion to their existing shareholdings, in complete liquidation and dissolution of the Fund. Each shareholder of the Fund will receive a number of full and fractional Merger Shares equal in value at the date of the exchange to the aggregate net asset value of the shareholder’s Fund shares, which may be more or less than, or equal to, the price at which such Fund shares are traded at the time of the merger. Generally, Fund shares have traded at a discount to net asset value, but there have been periods during which Fund shares have traded at or above net asset value. (See Appendix 6 for more information about the Fund’s trading history.) Since the announcement of the proposed merger with U.S. Government Securities Fund, the discount at which Fund shares had traded prior to the announcement has decreased. As of May 17, 2005, the discount was 1.91%.
Prior to the date of the merger, the Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of U.S. Government Securities Fund, if any, and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders of the Fund all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of the Fund occurring prior to the merger above that which they would have received absent the merger. DeIM advised the Trustees that some changes would be necessary to the Fund’s portfolio before it could merge into the U.S. Government Securities Fund. Specifically, the Fund’s position in dollar denominated foreign government bonds (approximately 16% of its total assets, as of February 28, 2005) is not consistent with the U.S. Government Securities Fund’s investment process and would be sold prior to the merger. Proceeds from the sale of the Fund’s foreign securities may be held by the Fund as cash and transferred to U.S. Government Securities Fund as part of the Fund’s assets. It is anticipated that U.S. Government Securities Fund would use this cash to meet redemption requests following the completion of the merger. The foreign government bonds currently contribute approximately 50 basis points incrementally to the Fund’s yield. In addition, subject to certain restrictions necessary to obtain favorable federal income tax treatment for the merger, the Advisor may purchase or sell other portfolio securities of the Fund prior to completion of the merger in order to more closely align the Fund’s portfolio with the U.S. Government Securities Fund. For example, the Fund may purchase securities issued by agencies backed by the full faith and credit of the U.S. government and sell securities issued by agencies not backed by the full faith and credit of the U.S. government. The Advisor estimates that transaction costs of approximately $125,000 to $225,000 associated with the sale of the foreign securities and other portfolio adjustment prior to the merger would be incurred by the Fund.
The Trustees have voted to approve the Agreement and the proposed merger and to recommend that shareholders of the Fund also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of more than 50% of the outstanding voting securities of the Fund.
In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Trustees of the Fund and of U.S. Government Securities Fund may consider such alternatives as may be in the best interests of each Fund’s respective shareholders. In the event that both the merger proposal and the proposal to open-end the Fund are approved, the Board currently intends to implement the merger.
Background and Trustees’ Considerations Relating to the Proposed Merger. DeIM discussed the proposed merger with the Trustees at meetings held in January, February and March, 2005. The merger was presented to the Trustees and considered by them in light of the requirement in the Fund’s Declaration of Trust that the Fund submit a proposal to shareholders to convert the Fund into a stand-alone open-end fund.
The Trustees, including all Trustees who are not “interested persons” (as defined by the 1940 Act) (the “Non-interested Trustees”), conducted a thorough review of the potential implications of the merger on the Fund’s shareholders. The Non-interested Trustees were assisted in this review by their independent legal counsel.
On March 9, 2005, the Trustees, including all Non-interested Trustees, approved the terms of the merger. The Trustees recommend that the merger be approved by the Fund’s shareholders. In making this determination, the Trustees examined all factors they considered relevant.
Advantages of Merging Into an Open-End Fund. In considering the merger, the Trustees reviewed detailed information concerning the legal and operational differences between closed-end and open-end investment companies, the advantages and disadvantages of both closed-end and open-end investment companies, the Fund’s performance to date as a closed-end fund and the historical relationship between the market price of its shares and their net asset value. See Appendix 4 for more information comparing open-end funds with closed-end funds.
The Trustees also considered various strategies to address the discount to net asset value at which Fund shares have traded, including managed distribution policies, share repurchases, conducting self-tender offers, combining with other funds, converting to an open-end format and liquidating.
In comparing the benefits of these alternatives, the Trustees considered the fact that the merger would give investors, as shareholders of an open-end fund which issues redeemable securities, the opportunity to capture the value of any discount between market price and net asset value of their shares. The Trustees considered that as of February 24, 2005, the discount was 7.21%. See Appendix 6 for more information about the history of the Fund’s average annual discount.
The Trustees also considered continuing as a closed-end fund and that the closed-end structure offers several benefits in terms of portfolio management. These benefits include the investment adviser’s ability to manage the portfolio without concern for inflows and outflows of fund assets due to subscriptions and redemptions.
The Board also considered the Fund’s shareholder base, noting that a number of shareholders, owning a significant portion of the Fund, have communicated to DeAM and the Board suggesting measures be taken to address the discount.
In considering the merger, the Trustees also considered the costs associated with the merger, which are estimated to be $180,000 plus the transaction costs associated with making changes to the Fund’s portfolio prior to the merger, as described above.
Alternatives to Merger. The Trustees also evaluated several alternatives to the merger, including converting to a stand-alone open-end fund (see Proposal 4 below). Converting the Fund into a stand-alone open-end fund would have the same advantages discussed above, but would also likely involve some more significant disadvantages. The Trustees considered the possibility that the conversion into a stand-alone open-end fund may result in a significant loss of the pre-conversion assets of the Fund through post-conversion redemptions. They also considered the possibility that as more shareholders redeem their shares, the fixed operating expenses of the post-conversion stand-alone fund are spread over a shrinking asset base, resulting in a significantly higher expense ratio for the Fund and the shareholders who choose to remain. In addition, they considered that the Fund may be forced to liquidate large portions of its portfolio to fund the redemptions, causing remaining shareholders to incur additional income tax liabilities on the realized gains.
Finally, they considered that because the Fund had net assets of approximately $252 million as of December 31, 2004, the Fund, after potential post-conversion redemptions, may not be viable as a stand-alone open-end fund going forward. The Trustees considered that there may not be enough demand in the market at this time for a new, small open-end intermediate term government securities fund to make up for such loss of assets. Therefore, the Trustees considered the merger as a better alternative because, in addition to providing the benefits of open-ending, the merger would provide shareholders with an opportunity to continue to invest in U.S. Government Securities Fund, a larger, more viable fund.
After considering various alternatives, the Trustees concluded that the merger was the most advantageous alternative for the Fund.
General Factors. In determining to recommend that the shareholders of the Fund approve the merger, the Trustees also considered, among other factors:

•	The fees and expense ratios of the Funds, including comparisons between the expense ratios of the Fund and the estimated operating expense ratios of the combined Fund, and between the estimated operating expense ratios of the combined Fund and other mutual funds with a similar investment objective, and in particular noted that the combined Fund’s total operating expense ratios (after contractual fee waivers and expense reimbursements) were anticipated to be lower than those of the Fund currently;

•	The terms and conditions of the merger and that the merger would not result in the dilution of shareholder interests;

•	Similarities between the Fund and U.S. Government Securities Fund’s investment objectives, policies, restrictions and portfolios;

•	The federal income tax consequences of the merger on the Fund and its shareholders, including, in particular, that the merger would qualify as a tax-free reorganization for federal income tax purposes;

•	The investment performance of the Fund and U.S. Government Securities Fund;

•	That DeIM has agreed to indemnify U.S. Government Securities Fund against certain liabilities that U.S. Government Securities Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in U.S. Government Securities Fund (see page 8 of Appendix 7) so that the likelihood that the combined Fund would suffer any loss is considered by Fund management to be remote; and

•	That, in connection with the merger, DeIM has agreed to indemnify the Non-interested Trustees of the Fund against certain liabilities that such Non-interested Trustees may incur arising by reason of having served as Trustees of the Fund.
In considering the merger, the Trustees also considered the costs associated with the merger, including costs associated with the sale of the Fund’s foreign government securities and any portfolio adjustment prior to the merger, as described above. The Trustees also considered the potential federal income tax consequences to shareholders as a result of differences in the Funds’ realized and unrealized capital gains or losses and capital loss carryforwards. Although the merger will not result in the recognition of gain or loss for federal income tax purposes (see “Certain Federal Income Tax Consequences” below), there are differences in the Funds’ unrealized gains or losses, tax loss carryforwards and portfolio turnover rates that may affect the timing and amount of any future capital gain distributions paid to shareholders.
As of December 31, 2004, the amount of each Fund’s respective unrealized gain was less than its respective capital loss carryforward. Consequently, if the merger had occurred on that date, there would have been no transfer of federal income tax liability on unrealized gains to either the shareholders of the Fund or the shareholders of U.S. Government Securities Fund as a result of the merger. Because both Funds had net unrealized gains at that time, neither Fund’s capital loss carryforwards generally could have been used to offset the pre-merger unrealized gain of the other Fund when recognized by the combined Fund for the five-year period beginning on the date of the consummation of the merger. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time. As a result, it is possible that some or all of each Fund’s capital loss carryforwards could expire unused. After the merger, the ability of the combined Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the source and existence of capital gains against which these losses may be offset.
The Board of Trustees considered the possibility that shareholders of the Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (shareholders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences identified above may have on them.
Based on all of the foregoing, the Trustees concluded that the Fund’s participation in the merger would be in the best interests of the Fund and would not dilute the interests of the Fund’s existing shareholders. The Board of Trustees, including all of the Non-interested Trustees, recommends that shareholders approve the merger.
Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, the form of which is attached as Appendix 3. The Agreement provides that U.S. Government Securities Fund will acquire all of the assets of the Fund solely in exchange for the assumption by U.S. Government Securities Fund of all the liabilities of the Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on July 29, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.
The Fund will transfer all of its assets to U.S. Government Securities Fund, and in exchange, U.S. Government Securities Fund will assume all of the liabilities of the Fund and deliver to the Fund a number of full and fractional Class M shares of U.S. Government Securities Fund having an aggregate net asset value equal to the value of the assets of the Fund attributable to shares of the Fund, less the value of the liabilities of the Fund assumed by U.S. Government Securities Fund attributable to shares of the Fund. Immediately following the transfer of assets on the Exchange Date, the Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by the Fund. As a result of the proposed merger, each shareholder of the Fund will receive a number of Merger Shares equal in aggregate value at the Valuation Time to the net asset value of the Fund’s shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of U.S. Government Securities Fund in the name of such Fund shareholders, each account representing the respective number of full and fractional Merger Shares due to the respective shareholder. New certificates for Merger Shares will not be issued.
The Trustees of the Fund and the Trustees of U.S. Government Securities Fund have determined that the proposed merger is in the best interests of the Fund and U.S. Government Securities Fund, respectively, and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.
The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of the Fund and U.S. Government Securities Fund, (ii) by either party if the merger shall not be consummated by September 30, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.
If shareholders of the Fund approve the merger, subject to certain tax limitations, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of the Fund are added to the portfolio of U.S. Government Securities Fund, the resulting portfolio will meet the investment objective, policies and restrictions of U.S. Government Securities Fund.
The trading costs associated with disposition of foreign funds described above are estimated to be $125,000 to $225,000. The fees and expenses, including legal, proxy printing and proxy solicitation, in connection with the consummation of the merger and related transactions contemplated by the Agreement are estimated to be $180,000. All of the fees, expenses and costs will be borne by the Fund.
Description of the Merger Shares. Merger Shares will be issued to the Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class M shares of U.S. Government Securities Fund. Your Merger Shares will be treated as having been purchased on the date you purchased your Fund shares and for the price you originally paid. The Merger Shares are being created solely to effectuate the merger. Merger Shares will not be subject to an initial sales charge or 12b-1 distribution fees. Holders of Merger Shares will not be able to acquire additional Merger Shares, except through reinvestment of dividends and distributions. However, former Fund shareholders would be able to purchase Class A, B, C or Institutional shares of the U.S. Government Securities Fund. Class A, B and C shares may be subject to an initial sales charge, contingent deferred sales charge or 12b-1 fee depending upon the class of shares purchased. Merger Shares will be exchangeable at net asset value for Class A shares of eligible funds in the Scudder family of mutual funds. Exchanges of Merger Shares for Class A shares of another Scudder fund will not be subject to an initial sales charge, but will be a taxable transaction for federal income tax purposes. For more information on the characteristics of Class M shares of U.S. Government Securities Fund, please see Appendix 7.

Certain Federal Income Tax Consequences. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Vedder, Price, Kaufman & Kammholz, P.C. (which opinion would be based on certain factual representations and certain customary assumptions), substantially to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•	the acquisition by U.S. Government Securities Fund of all the assets of the Fund solely in exchange for Merger Shares and the assumption by U.S. Government Securities Fund of all of the liabilities of the Fund, followed by the distribution by the Fund to its shareholders of record of Merger Shares in complete liquidation of the Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and U.S. Government Securities Fund and the Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Sections 361 and 357(a) of the Code, the Fund will not recognize gain or loss upon the transfer of all the Fund’s assets to U.S. Government Securities Fund in exchange for Merger Shares and the assumption of all the Fund’s liabilities by U.S. Government Securities Fund, and the Fund will not recognize gain or loss upon the distribution (whether actual or constructive) to the Fund’s shareholders of Merger Shares in complete liquidation of the Fund;

•	under Section 354 of the Code, shareholders of the Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Fund shares;

•	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of the Fund will be the same as the aggregate basis of Fund shares exchanged therefor;

•	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Fund shareholder will include the holding period of Fund shares exchanged therefor, provided that the shareholder held Fund shares at the time of the reorganization as a capital asset;

•	under Section 1032 of the Code, U.S. Government Securities Fund will not recognize gain or loss upon the receipt of assets of the Fund solely in exchange for Merger Shares and the assumption by U.S. Government Securities Fund of all the liabilities of the Fund;

•	under Section 362(b) of the Code, the basis of the assets of the Fund transferred to U.S. Government Securities Fund in the reorganization will be the same in the hands of U.S. Government Securities Fund as the basis of such assets in the hands of the Fund immediately prior to the transfer; and

•	under Section 1223(2) of the Code, the holding periods of the assets of the Fund transferred to U.S. Government Securities Fund in the reorganization in the hands of U.S. Government Securities Fund will include the periods during which such assets were held by the Fund.

U.S. Government Securities Fund’s ability to carry forward the pre-merger losses of the Fund technically will be limited as a result of the merger. The effect of this limitation, however, will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have occurred on December 31, 2004, the limitation would have had no effect on the availability of the Fund’s net losses, which equaled approximately 5.24% of its net asset value at that time, for use by U.S. Government Securities Fund. In addition, as a result of the merger, shareholders of the Fund would have the benefit of the available pre-merger losses of U.S. Government Securities Fund.
This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of federal, state, local, non-U.S. and other tax laws.
The portfolio turnover rate for U.S. Government Securities Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the its fiscal year ended October 31, 2004 was 221%. The portfolio turnover rate for the Fund for its fiscal year ended December 31, 2004 was 103%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders in the taxable year in which distributed. In the case of net capital gains (the excess of net long-term capital gain over net short-term capital loss) such gains would be taxable to shareholders as long-term capital gains regardless of how long the shareholder has held shares of a Fund and in the case of net short-term capital gains, would be taxable to shareholders as ordinary income.
Each Fund normally distributes dividends from its net investment income, excluding short-term capital gain for U.S. Government Securities Fund, on a monthly basis and distributes net realized capital gains after utilization of capital loss carryforwards, if any, annually. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check or deposited directly to the shareholder’s bank account. Shareholders of U.S. Government Securities Fund can also have their dividends and distributions automatically invested in a different fund in the same family of funds. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder’s account. If the Agreement is approved by the Fund’s shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).
While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.
Capitalization. The following table shows the unaudited capitalization of each Fund as of March 31, 2005 and of U.S. Government Securities Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Intermediate	U.S.		U.S. Government
	Government	Government		Securities Fund
	& Agency	Securities	Pro Forma	Pro Forma
	Trust	Fund	Adjustments	Combined(1)

Net Assets
Class A Shares	$—	$2,719,487,563	$—	$2,719,487,563
Class B Shares	$—	$105,741,921	$—	$105,741,921
Class C Shares	$—	$56,297,161	$—	$56,297,161
Institutional Class Shares	$—	$162,466	$—	$162,466
Class M Shares	$—	$—	$246,168,698 (2)	$246,168,698
Common shares	$246,348,698	$—	$(246,348,698)	$—

Total Net Assets	$246,348,698	$2,881,689,111	$(180,000)	$3,128,037,809

Shares Outstanding
Class A Shares	—	318,937,623	—	318,937,623
Class B Shares	—	12,434,031	—	12,434,031
Class C Shares	—	6,600,786	—	6,600,786
Institutional Class Shares	—	19,098	—	19,098
Class M Shares	—	—	28,859,167	28,859,167
Common shares	33,996,171	—	(33,996,171)	—

	Intermediate	U.S.		U.S. Government
	Government	Government		Securities Fund
	& Agency	Securities	Pro Forma	Pro Forma
	Trust	Fund	Adjustments	Combined(1)

Net Asset Value Per Share
Class A Shares	—	$8.53	—	$8.53
Class B Shares	—	$8.50	—	$8.50
Class C Shares	—	$8.53	—	$8.53
Institutional Class Shares	—	$8.51	—	$8.51
Class M Shares	—	—	—	$8.53
Common shares	$7.25	—	—	—

(1)	Assumes the merger had been consummated on March 31, 2005, and is for information purposes only. No assurance can be given as to how many shares of U.S. Government Securities Fund will be received by the shareholders of Intermediate Government & Agency Trust on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of U.S. Government Securities Fund that actually will be received on or after such date.

(2)	Reflects $180,000 of estimated reorganization costs, including legal, proxy printing and proxy solicitation expenses, to be borne by Intermediate Government & Agency Trust.
The Board of Trustees, including all of the Non-interested Trustees, recommends approval of the merger.
Proposal 4. Conversion of the Fund from a Closed-End Investment Company to an Open-End Investment Company
The Board of Trustees recommends that you vote AGAINST converting the Fund to an open-end investment company.
Background and Summary. The Fund is registered as a closed-end management investment company under the 1940 Act and has operated as a closed-end fund since its inception in 1988.
The Declaration of Trust for the Fund provides that, commencing on January 1, 1994, and in each year thereafter, if the shares of the Fund have traded on the NYSE at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding the beginning of such year, the Fund must submit a proposal to convert the Fund to an open-end investment company to the vote of its shareholders at the next annual meeting of shareholders. For the relevant period, the Fund’s shares traded at an average discount of 10.24%. For more information about the Fund’s average annual discount, see Appendix 6. This proposal is being submitted at the Meeting in accordance with that requirement.

The Trustees met in January, February and March, 2005 to consider this proposal. At the March 9, 2005 meeting, although the Trustees determined to recommend that shareholders vote against the proposal to convert the Fund into an open-end fund, they considered various other alternatives to address the discount to net asset value at which Fund shares have traded, including merging the Fund into an existing open-end fund with a similar investment objective and investment policies. The Trustees recommend that shareholders vote in favor of the merger (see Proposal 3 above).
Differences Between Open-End and Closed-End Funds. Closed-end funds generally do not redeem their outstanding shares or engage in the continuous sale of new shares. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer in securities markets and pay or receive the prevailing market price, which may be more (a premium) or less (a discount) than the net asset value of the closed-end fund’s shares.
Open-end funds issue shares that can be redeemed or sold back to the fund generally at the shares’ net asset value (less any redemption fee or contingent deferred sales charge). Moreover, open-end funds issue new shares at the fund’s offering price which is net asset value per share plus any sales charge. Since open-end funds must be ready to redeem their shares on a daily basis, open-end funds may not be as fully invested as closed-end funds, which may affect performance.
For a more detailed description of these and other differences between open-end and closed-end funds, please see Appendix 4.
Trustees’ Considerations. The Trustees reviewed detailed information concerning the legal and operational differences between closed-end and open-end investment companies, the advantages and disadvantages of both closed-end and open-end investment companies, the Fund’s performance as a closed-end fund, the historical relationship between the market price of its shares and their net asset value and the possible effects of conversion on the Fund.
In recommending in favor of the merger and against the proposal to convert, the Trustees believe that the merger proposal is a better alternative because, in addition to providing shareholders with the benefits of open-ending, the merger would give shareholders the opportunity to continue their investment in a larger, more viable fund with similar investment policies.
In considering conversion of the Fund to an open-end fund, the Trustees considered the possibility that converting to an open-end fund could expose the Fund to the risk of a substantial reduction in asset size, resulting in a possible loss of economies of scale, an increase in expenses as a percentage of net asset value, and an adverse impact on portfolio management and investment performance.
The Trustees considered the possibility that the conversion into a stand-alone open-end fund may result in a significant loss of the pre-conversion assets of the Fund through post-conversion redemptions. They also considered the possibility that as more shareholders redeem their shares, the fixed operating expenses of the post-conversion stand-alone fund are spread over a shrinking asset base, resulting in a significantly higher expense ratio for the Fund and the shareholders who choose to remain. In addition, they considered that the Fund may be forced to liquidate large portions of its portfolio to fund the redemptions, causing remaining shareholders to incur additional income tax liabilities on the realized gains.
Finally, they considered that because the Fund had net assets of approximately $252 million as of December 31, 2004, the Fund, after potential post-conversion redemptions, may not be viable as a stand-alone open-end fund going forward. The Trustees considered that there may not be enough demand in the market at this time for a new, small open-end intermediate term government securities fund to make up for such loss of assets.
Measures to be Adopted if the Fund Became an Open-End Fund. If the shareholders vote to convert the Fund to an open-end fund and do not also approve Proposal 3, the Board would take the following actions:

1.	Redemptions in Kind. The Board reserves the right to meet redemptions following the Fund’s conversion to an open-end investment company by delivering Fund portfolio securities to the redeeming shareholder (“redemption in kind”), rather than paying cash, to the extent that a shareholder’s redemptions during any 90-day period exceed the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Redemptions in kind would shift the cost of liquidating the portfolio securities from the Fund to the redeeming shareholder and, to the extent appreciated securities were delivered, would avoid the recognition of capital gains by the Fund.

2.	Underwriting and Distribution. If the shareholders were to vote to convert the Fund to an open-end investment company, the Board would consider whether to select a principal underwriter of the shares of the Fund, which underwriter could be Scudder Distributors, Inc. (“SDI”), an affiliate of the Advisor and the principal underwriter for the Scudder Funds. In that event, the shares could be offered and sold directly by SDI itself and by any other broker-dealers who entered into selling agreements with SDI, although there is no assurance that SDI or any such other broker-

dealer firms would be able to generate sufficient sales of Fund shares to offset redemptions, particularly in the initial months following conversion.

3.	Amendment and Restatement of the Fund’s Declaration of Trust. If the shareholders were to vote to change the Fund’s subclassification under the 1940 Act from a closed-end investment company to an open-end investment company, the Fund’s Declaration of Trust would be amended to authorize the issuance of redeemable securities at net asset value (as defined), and to provide that its outstanding shares would be redeemable at the option of the shareholders. In addition, certain other changes would be made consistent with the operation of an open-end investment company. Specifically, the Declaration of Trust would be amended to authorize the issuance of additional series of shares and classes thereof from time to time as the Board in its discretion may determine. Each series would have its own investment objective, policies and restrictions and shares of each series would represent interests in separate investment portfolios, each of which would be accounted for separately on the books of the Fund with respect to income, earnings, profits, proceeds, assets and liabilities attributable to that series. Shares of each series would be entitled to vote separately to approve investment advisory agreements, changes in fundamental investment restrictions and distribution plans; but shares of all series would vote together on the election of Board members and the ratification of the selection of the independent registered public accounting firm. Classes of a series would have such preferences or special or relative rights and privileges as the Board may determine, and each class would vote separately on issues that relate exclusively to that class. The Board has no present intent to authorize additional series of shares of the Fund if the shareholders vote to convert the Fund to an open-end fund. The amended Declaration of Trust would also authorize the Board to cause all the shares in a shareholder account to be redeemed if the value of the shares in the account were less than a minimum amount established by the Board. Certain technical and non-material changes would also be made. The Board would also make conforming changes to the Fund’s By-Laws.

4.	Timing. If the shareholders were to vote to convert the Fund to an open-end investment company, a number of steps would be appropriate to implement the conversion, including the preparation, filing and effectiveness of a registration statement under the Securities Act of 1933 covering the offering of the Fund’s shares and the negotiation and execution of a new or amended agreement with its transfer agent. The Board may consider whether it is appropriate to impose a redemption fee on Fund shares redeemed or exchanged following the effective date of the conversion of the Fund to an open-end fund. It is anticipated that a period of approximately six to nine months would be necessary to effect the conversion. The amendments to the Fund’s Declaration of Trust and fundamental investment policies would become effective simultaneously with the effectiveness of the registration statement referred to above under the Securities Act of 1933.

INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING
General. This Prospectus/ Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Trustees of the Fund for use at the Fund’s Annual Meeting of Shareholders (the “Meeting”). The Meeting is to be held on June 24, 2005, at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), 27th Floor, 345 Park Avenue, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Annual Meeting of Shareholders, the combined Prospectus/ Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about May 26, 2005.
As of April 29, 2005, the Fund had the following shares outstanding:

Share Class	Number of Shares

Common shares	33,996,171
Only shareholders of record on April 29, 2005 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.
Record Date, Required Vote and Quorum. Shareholders of record of the Fund at the close of business on April 29, 2005 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof.
Proposal 1, election of Trustees for the Fund, requires a plurality vote of the shares of the Fund. Proposal 2, ratification of the selection of the independent registered public accounting firm for the Fund, requires the affirmative vote of a majority of the shares of the Fund voting on the matter. Proposal 3, merger of the Fund into U.S. Government Securities Fund, requires the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Proposal 4, conversion of the Fund into an open-end investment company, requires the affirmative vote of more than 50% of the outstanding voting securities of the Fund. On Proposal 1, abstentions and broker non-votes will have no effect; the persons receiving the largest number of votes will be elected. On Proposal 2, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. For Proposals 3 and 4, abstentions and broker non-votes will have the effect of being voted against.
At least 30% of the shares of the Fund must be present, in person or by proxy, in order to constitute a quorum. Thus, the Meeting could not take place on its scheduled date if less than 30% of the shares were represented. In the event that the necessary quorum to transact business is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to any such Proposal or Proposals. Any adjournment of the Meeting for the further solicitation of proxies as to one or more Proposals will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on one or more of the Proposals in this Prospectus/ Proxy Statement prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.
Share Ownership. As of December 31, 2004, the officers and Trustees of each Fund as a group beneficially owned less than 1% of the outstanding shares of each Fund. To the best of the knowledge of the Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Fund as of April 29, 2005:

Class	Shareholder Name and Address	Percentage Owned

Common Shares	Yale University 55 Whitney Avenue 5th Floor New Haven, CT 06510-1300	11.90%

Common Shares	Otter Creek International Ltd. 400 Royal Palm Way Suite 212 Palm Beach, FL 33480	6.94%

Common Shares	Karpus Management, Inc. d/b/a Karpus Investment Management 183 Sullys Trail Pittsford, NY 14534	6.23%
To the best of the knowledge of U.S. Government Securities Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of U.S. Government Securities Fund as of May 16, 2005:

Class	Shareholder Name and Address	Percentage Owned

Institutional	Scudder Trust Company Cust. IRA R/O Mary J. Jolly Randolph, NJ 07869-4566	29.82%

Institutional	Scudder Trust Company Cust. IRA R/O William J. Trebus Scotch Plains, NJ 07076-3121	18.78%

Institutional	Scudder Trust Company Cust. IRA R/O Goitom Mehreteab Kansas City, MO 64116-2288	11.90%

Institutional	Scudder Trust Company Cust. IRA R/O Isadore Glover, Jr. Chicago, IL 60620-4806	11.02%

Institutional	Scudder Trust Company Cust. IRA R/O Steve Abel Snellville, GA 30039-8784	8.97%

Institutional	Scudder Trust Company Cust. IRA R/O Mark Stradley Laveen, AZ 85339-3804	8.62%

C	MLPF&S FBO its Customers Attn: Fund Administration 97D94 Jacksonville, FL 32246-6484	6.63%

Solicitation of Proxies. In addition to soliciting proxies by mail, certain officers and representatives of the Fund, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.
All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in accordance with the recommendations of the Board of Trustees.
Georgeson Shareholder Communications Inc. (“GSC”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $60,000. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of GSC if their votes have not yet been received. Authorization to permit GSC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the GSC representative is required to ask for each shareholder’s full name and address, or the last four digits of the shareholder’s social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the GSC representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to GSC, then the GSC representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the GSC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/ Proxy Statement. GSC will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call GSC immediately if his or her instructions are not correctly reflected in the confirmation.
Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.
If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/ Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact GSC toll-free at 1-800-676-0194. Any proxy given by a shareholder is revocable until voted at the Meeting.
The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/ Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Fund.
Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at Two International Place, Boston, Massachusetts 02110, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person.
Proposals of Shareholders. If neither Proposal 3 nor Proposal 4 is approved, it is currently anticipated that the 2006 annual meeting of shareholders will be held in May. A shareholder wishing to submit a proposal for inclusion in the Fund’s proxy statement for the 2006 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. The Fund will treat any such proposal received no later than December 16, 2005 as timely. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to the Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. The Fund will treat any such notice received no later than February 17, 2006 as timely. The timely submission of a proposal, however, does not guarantee its inclusion under either rule.
Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund.
Householding Information. The Fund provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. In order to reduce the amount of mail you receive and to help reduce expenses of the Fund, we generally send a single copy of annual reports and proxy statements to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, or if you are receiving multiple copies of these documents and you want to request delivery of a single copy, please contact the Advisor at (800) 349-4281, or write to the Advisor at 222 South Riverside Plaza, Chicago, Illinois 60606.
A copy of the Fund’s annual report is available without charge upon request by writing to the Fund, 222 South Riverside Plaza, Chicago, Illinois 60606 or by calling (800) 349-4281.
The Board recommends that you vote FOR Proposals 1, 2 and 3 and that you vote AGAINST Proposal 4.
Please complete, sign and return the enclosed proxy card (or take advantage of available electronic or telephonic voting procedures) promptly. No postage is required if mailed in the United States.
By order of the Board,
John Millette
Secretary

APPENDIX 1
SCUDDER FUNDS
(Chicago Board)
AUDIT COMMITTEE CHARTER
As Amended March 9, 2005
I. Purpose
The Audit Committee is a committee of the Board of the Fund. Its primary function is to assist the Board(1) in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.
The Audit Committee serves as an independent and objective party to monitor the Fund’s accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Fund’s financial statements; (2) the Fund’s compliance with legal and regulatory requirements;(2) (3) the independent auditors’ qualifications and independence; and (4) the performance of the Fund’s independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, the Adviser’s internal audit department, Fund management, and the Board.(3)

•	Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

•	The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Fund’s accounting, reporting and internal control practices.

(1)	To the extent the Fund is organized as a Massachusetts business trust, any references to “directors” or “board members” shall be deemed to mean “trustees.”

(2)	The Board has delegated to other committees oversight of various legal and regulatory requirements. The Audit Committee’s function is limited to the activities set out in Section IV.

(3)	If the Fund is listed on the New York Stock Exchange, the Corporate Governance Standards require the Audit Committee’s charter to address, as one of the Committee’s purposes, that it assist Board oversight of “the performance of the company’s internal audit function.” Since the Fund has no internal audit function, this has not been included as one of the purposes of the Committee, although the Committee does serve to provide an open avenue of communication with the Adviser’s internal audit department, and reviews the scope, resources and findings and recommendations of the Adviser’s internal audit department as set forth in Section IV.B.2.

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The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.(4)
Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.
II. Composition
The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

•	he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940; and

•	he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).
Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an “audit committee financial expert”(5) as defined in

(4)	If the Fund is a listed closed-end investment company, the Audit Committee also has as a purpose the preparation of an audit committee report to be included in the annual proxy statement. This report is described in footnote 12.

(5)	An “audit committee financial expert” of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

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Form N-CSR.(6) The Audit Committee will submit such determination to the Board for its final determination.
The members and Chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.
No member of the Audit Committee shall serve on the audit committee of three or more public companies (or three or more investment company complexes) in addition to his or her service on the Audit Committee of the Fund (excluding service on the audit committees of other funds in the fund complex), unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee.
III. Meetings
The Audit Committee shall meet six times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.
As part of its job to foster open communication, the Audit Committee shall meet annually with senior Fund management responsible for accounting and financial reporting, the independent auditors, and representatives of the Adviser’s internal audit department in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.
IV. Responsibilities and Duties
To fulfill its responsibilities and duties the Audit Committee shall:
A. Charter

Review this Charter, annually, and recommend changes, if any, to the Board.
B. Internal Controls

1.	Review, annually, with Fund management and the independent auditors:

(a)	the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund manage-

(6)	If the Fund is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

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ment personnel responsible for accounting and financial reporting; and

(b)	their separate evaluation of the adequacy and effectiveness of the Fund’s system of internal controls, including those of the Fund’s service providers.

2.	Review, with Fund management, the independent auditors and the Adviser’s internal audit department:

(a)	the Adviser’s internal audit department’s internal audit scope and plan related to the Fund’s systems for accounting, reporting and internal controls;

(b)	the responsibilities, resources and staffing of the Adviser’s internal audit department with respect to the activities in IV.B.2.(a) above; and

(c)	any significant internal audit findings or recommendations related to the Fund’s systems for accounting, reporting and internal controls and Fund management’s response.

3.	Establish procedures for the receipt, retention and treatment of complaints received by the Fund and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and directors of the Fund or employees of the Adviser, principal underwriter and any provider of accounting-related services to the Fund of concerns regarding questionable accounting or auditing matters.

4.	Review, annually, with Fund management and the independent auditors, policies for valuation of Fund portfolio securities, and the frequency and magnitude of pricing errors.
C. Independent Auditors

1.	Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee, which shall provide that:

(a)	the Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight (such oversight shall include resolving disagreements between Fund management and the independent auditors regarding financial reporting) of the independent auditors; and

(b)	the independent auditors shall report directly to the Audit Committee.

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2.	Pre-approve any engagement of the independent auditors to provide any services to the Fund, including the fees and other compensation to be paid to the independent auditors. Notwithstanding the above, the independent auditors shall not perform any of the following non-audit services for the Fund (“prohibited non-audit services”):

(a)	bookkeeping or other services related to the accounting records or financial statements of the Fund;

(b)	financial information systems design and implementation;

(c)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(d)	actuarial services;

(e)	internal audit outsourcing services;

(f)	management functions or human resources;

(g)	broker or dealer, investment adviser, or investment banking services;

(h)	legal services and expert services unrelated to the audit; and

(i)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

3.	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate”(7) of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.

•	The Chairman of the Audit Committee (or, in his absence, any member of the Audit Committee) may grant the pre-approval referenced in Sections IV.C. 2 and 3 above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

•	Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 above is not required, if:

(b)	the Restart scheme at 1 aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees

(7)	“Control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

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paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; and
(c)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(d)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

•	Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 above is not required, if:

(i)	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

(ii)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(iii)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

4.	On an annual basis, request, receive in writing and review a report by the independent auditors describing:

(a)	the independent auditors’ internal quality-control procedures;

(b)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

(c)	all relationships between the independent auditors and the Fund, so as to assess the auditors’ independence, including identification of all relationships the independent auditors have with the Fund and all significant relationships the independent auditors have with the Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Fund (including, but not limited to, disclosures regarding

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the independent auditors’ independence required by Independence Standards Board Standard No. 1 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

In assessing the auditors’ independence, the Audit Committee shall take into account the opinions of Fund management and the Adviser’s internal audit department. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

5.	On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

6.	On an annual basis, meet with the independent auditors and Fund management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

7.	Review the management letter prepared by the independent auditors and Fund management’s response.
D. Financial Reporting Processes

1.	If the Fund is a listed closed-end investment company,

(a)	review with Fund management and the independent auditors, the Fund’s audited financial statements and recommend to the Board, if appropriate, that the audited financial statements be included in the Fund’s annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder;

(b)	review with Fund management and the independent auditors the Fund’s semi-annual financial statements; and

(c)	review the Fund’s policy and procedures with respect to declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies.

2.	Review with Fund management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the

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matters required to be discussed by Statement on Auditing Standards No. 61, including:

•	the independent auditors’ judgments about the quality, and not just the acceptability, of the Fund’s accounting principles as applied in its financial reporting;

•	the process used by Fund management in formulating estimates and the independent auditors’ conclusions regarding the reasonableness of those estimates;

•	all significant adjustments arising from the audit, whether or not recorded by the Fund;

•	when the independent auditors are aware that Fund management has consulted with other accountants about significant accounting and auditing matters, the independent auditors’ views about the subject of the consultation;

•	any disagreements with Fund management regarding accounting or reporting matters;

•	any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors’ activities or on access to requested information; and

•	significant deficiencies in the design or operation of internal controls.

3.	The independent auditors shall report, within 90 days prior to the filing of the Fund’s annual financial statements with the SEC, to the Audit Committee:

(a)	all critical accounting policies and practices to be used;

(b)	all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

(c)	other material written communications between the independent auditors and Fund management including, but not limited to, any management letter or schedule of unadjusted differences; and

(d)	all non-audit services provided to an entity in the “investment company complex”(8) as defined in paragraph (f)(14) of

(8)	“Investment company complex” includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

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Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

4.	Review, annually, with Fund management and the independent auditors, the Fund’s “disclosure controls and procedures”(9) and the Fund’s “internal control over financial reporting”(10) as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

5.	Review with Fund management and the independent auditors a report by Fund management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Fund management’s most recent evaluation of the Fund’s “disclosure controls and procedures” and “internal control over financial reporting.”

(9)	“Disclosure controls and procedures” means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company’s management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(10)	“Internal control over financial reporting” is a process designed by, or under the supervision of, the Fund’s principal executive and principal financial officers, or persons performing similar functions, and effected by the Fund’s Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

1.	Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Fund;

2.	Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Fund are being made only in accordance with authorization of management and directors of the Fund; and

3.	Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Fund’s assets that could have a material effect on the financial statements.

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E. Process Improvements

Review with the independent auditors and Fund management significant changes or improvements in accounting and auditing processes that have been implemented.
F. Legal and Compliance

1.	Review any legal or regulatory matters that arise that could have a material impact on the Fund’s financial statements.

2.	Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Fund management has taken to monitor and control such risk exposures.(11)

3.	Establish clear hiring policies for the Fund with respect to employees or former employees of the independent auditors.
G. Other Responsibilities

1.	Review, annually, the performance of the Audit Committee.

2.	If the Fund is a listed closed-end investment company, prepare a report of the Audit Committee as required to be included in the annual proxy statement.(12)

3.	Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Fund, if, in the Committee’s judgment, that is appropriate.

4.	Perform any other activities consistent with this Charter, the Fund’s Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

5.	Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

(11)	The Board has delegated to other committees oversight related to investment risks.

(12)	Item 306 of Regulation S-K requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, (3) the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

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V. FUNDING
The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Fund; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

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APPENDIX 2
TRUSTEE/ NOMINEE SHAREHOLDINGS
All of the Trustees own shares of funds in the Scudder Fund Complex, allocating their investments among such funds based on their individual needs. The following table sets forth, for each Trustee, as of December 31, 2004, the number of shares beneficially owned in the Fund, the dollar range of securities owned in the Fund, and the aggregate dollar range of all shareholdings in all funds advised by DeIM for which such person is a board member. As of December 31, 2004, each Trustee individually, and the executive officers and Trustees as a group, owned beneficially less than 1% of the outstanding shares of the Fund.
Non-Interested Persons

			Aggregate Dollar Range
			of Securities Owned in
	Number of	Dollar Range of	All Funds in the Scudder
Name of	Shares Owned	Securities Owned	Fund Complex Overseen
Trustee/Nominee	in the Fund	in the Fund	by Trustee

Shirley D. Peterson, Chairperson	0	None	Over $100,000
John W. Ballantine, Trustee	0	None	Over $100,000
Donald L. Dunaway, Trustee	0	None	Over $100,000
James R. Edgar, Trustee	0	None	Over $100,000 *
Paul K. Freeman, Trustee	0	None	$1-$10,000 (1)
Robert B. Hoffman, Trustee	0	None	Over $100,000
William McClayton, Trustee	0	None	$10,001-$50,000
Robert H. Wadsworth, Trustee	0	None	Over $100,000 (2)

*	Reflects shadow shares held by Governor Edgar pursuant to the Deferred Compensation Plan.

(1)	Mr. Freeman owned over $100,000 in other funds within the Scudder fund complex.

(2)	Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. His “Aggregate Dollar Range of Securities Owned in All Funds in the Scudder Fund Complex Overseen by Trustee” is for all the funds overseen by Mr. Wadsworth as a member of the New York Board and Germany Funds Board of the Scudder Funds in 2004.

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Interested Person

Aggregate Dollar Range
of Securities Owned in
	Number of	Dollar Range of	All Funds in the Fund
Name of	Shares Owned	Securities Owned in	Complex or to be
Trustee/Nominee	in the Fund	the Fund	Overseen by Trustee

William Shiebler, Trustee	0	None	Over $100,000
As of December 31, 2004, the Trustees and executive officers of the Fund as a group owned beneficially the following shares of the Fund:

Shares
Beneficially
Owned(1)

3,900

(1)	Includes shares held by Mr. John G. Weithers, an Independent Trustee, who will retire from the Fund’s Board, effective June 24, 2005.

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APPENDIX 3
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [     ] day of [                    ], 2005, by and between Scudder U.S. Government Securities Fund (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder U.S. Government Securities Fund (the “Acquiring Fund”), the sole series of the Acquiring Trust; and Scudder Intermediate Government & Agency Trust (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust. The principal place of business of the Acquiring Trust and the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.
This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Trust to the Acquiring Fund in exchange solely for Class M voting shares of beneficial interest (no par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Trust and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Trust in complete liquidation of the Acquired Trust as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Trust to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Trust Liabilities and the Liquidation of the Acquired Trust

1.1	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust agrees to transfer to the Acquiring Fund all of the Acquired Trust’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Trust that number of full and fractional Class M Acquiring Fund Shares determined by dividing the value of the Acquired Trust’s assets net of any liabilities of the Acquired Trust with respect to the shares of the Acquired Trust, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the

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liabilities of the Acquired Trust, including, but not limited to, any deferred compensation to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired Trust shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2	The assets of the Acquired Trust to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Trust and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Trust prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Trust’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Trust immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3	The Acquired Trust will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4	On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Trust will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5	Immediately after the transfer of Assets provided for in section 1.1, the Acquired Trust will distribute to the Acquired Trust’s shareholders of record (the “Acquired Trust Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Trust pursuant to section 1.1 in complete liquidation of the Acquired Trust. Such distribution and liquidation will be accomplished with respect to the Acquired Trust by the transfer of the Acquiring Fund Shares

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then credited to the account of the Acquired Trust on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Trust Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class M Acquiring Fund Shares to be so credited to the Acquired Trust Shareholders shall be equal to the aggregate net asset value of the Acquired Trust shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Trust will simultaneously be cancelled on the books of the Acquired Trust, although share certificates representing interests in shares of the Acquired Trust will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3 The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7	Any reporting responsibility of the Acquired Trust including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Trust.

1.8	All books and records of the Acquired Trust, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

1.9	The Acquired Trust will apply to terminate its registration under the 1940 Act promptly following the Closing Date and thereafter shall be terminated and dissolved.

    2. Valuation

2.1	The value of the Assets and the liabilities of the Acquired Trust shall be computed as of the close of regular trading on

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The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”), using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Trust.

2.2	The net asset value of an Acquiring Fund Share shall be the net asset value per share computed with respect to Class M shares as of the Valuation Time using the valuation procedures referred to in section 2.1. In the event that, as of the Valuation Time, there are no Class M shares outstanding, then, for purposes of this Agreement, the per share net asset value of a Class M share shall be equal to the net asset value of one Institutional Class share of the Acquiring Fund.

2.3	The number of Class M Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities of the Acquired Trust, determined in accordance with section 2.1, by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

2.4	All computations of value hereunder shall be made by or under the direction of the Acquiring Fund’s and the Acquired Trust’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by the respective Independent Registered Public Accounting Firms referred to in section 4.1(f) and section 4.2(f) upon the reasonable request of the other party to this Agreement.

3.	Closing and Closing Date

3.1	The Closing of the transactions contemplated by this Agreement shall be August 1, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2	The Acquired Trust shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets, including tax costs of securities by lot and the holding period of such securities, and liabilities of the Acquired Trust, as certified by the Treasurer of the Acquired Trust.

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3.3	The Acquired Trust will cause State Street Bank and Trust Company (“State Street”), custodian for the Acquired Trust, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Trust’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Trust to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Trust as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Trust’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund.

3.4	The Acquired Trust shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Trust Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Trust shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Trust or provide evidence satisfactory to the Acquired Trust that such Acquiring Fund Shares have been credited to the Acquired Trust’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5	In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Trust shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the

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Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class M shares of the Acquiring Fund or the shares of the Acquired Trust is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6	The liabilities of the Acquired Trust shall include all of the Acquired Trust’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1	The Acquired Trust represents and warrants to the Acquiring Fund as follows:

4.1.1	The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Trust, to carry out the Agreement. The Acquired Trust is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust. The Acquired Trust has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Trust;

4.1.2	The Acquired Trust is registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

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4.1.3	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Trust of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

4.1.4	The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Trust is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Trust;

4.1.5	Other than as disclosed on a schedule provided by the Acquired Trust, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Trust or any properties or assets held by it. The Acquired Trust knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

4.1.6	The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Trust at and for the fiscal year ended December 31, 2004, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with

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GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Trust as of such date in accordance with GAAP and there are no known material liabilities of the Acquired Trust (contingent or otherwise) required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

4.1.7	Since December 31, 2004, there has not been any material adverse change in the Acquired Trust’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Trust of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection 4.1.7, a decline in net asset value per share of the Acquired Trust due to declines in market values of securities in the Acquired Trust’s portfolio or the discharge of Acquired Trust liabilities shall not constitute a material adverse change;

4.1.8	At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Trust required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Trust’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns and there is no pending or threatened audit or assessment with respect to the Acquired Trust;

4.1.9	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Trust has met (and in the case of the current taxable year, will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net

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capital gain (as defined in the Code, but computed without regard to any deduction for dividends paid) that has accrued through the Closing Date;

4.1.10	All issued and outstanding shares of the Acquired Trust are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Trust shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Trust), and will be held at the time of the Closing by the persons and in the amounts set forth in the Acquired Trust’s records, as provided in section 3.4. The Acquired Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Trust shares, nor is there outstanding any security convertible into any of the Acquired Trust shares;

4.1.11	At the Closing Date, the Acquired Trust will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

4.1.12	The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Trust Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to

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or affecting creditors’ rights and to general equity principles;

4.1.13	The information to be furnished by the Acquired Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

4.1.14	The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Trust, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2	The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Trust as follows:

4.2.1	The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify

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would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

4.2.2	The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

4.2.3	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

4.2.4	The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

4.2.5	Other than as disclosed on a schedule provided by the Acquiring Fund to the Acquired Trust prior to the Closing Date, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the

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institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

4.2.6	The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 2004, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Trust) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

4.2.7	Since October 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Trust. For purposes of this subsection 4.2.7, a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

4.2.8	At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof,

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and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns and there is no pending or threatened audit or assessment with respect to the Acquiring Fund;

4.2.9	For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, will do so for the taxable year including the Closing Date and intends to do so after the Closing Date;

4.2.10	All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). Except as contemplated by this Agreement, the Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

4.2.11	The Acquiring Fund Shares to be issued and delivered to the Acquired Trust, for the account of the Acquired Trust Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

4.2.12	At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens

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or encumbrances as to which the Acquired Trust has received notice at or prior to the Closing;

4.2.13	The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

4.2.14	The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

4.2.15	The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

4.2.16	The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

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provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Trust for use therein; and

4.2.17	The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Trust

5.1	The Acquiring Fund and the Acquired Trust (each a “Fund”) each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Trust and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Trust and Acquiring Fund from the date of the Agreement up to and including the Closing Date (subject to any restrictions necessary to obtain the tax opinion referred to in section 8.5) in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Trust.

5.2	Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Trust’s books and records.

5.3	The Acquired Trust covenants to call a meeting of the Acquired Trust Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than August 24, 2005.

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5.4	The Acquired Trust covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5	The Acquired Trust covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Trust shares.

5.6	Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Trust will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7	Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Trust Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8	The Acquired Trust covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9	The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

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5.10	The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Trust, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Trust may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Trust title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Trust pursuant to this Agreement and (ii) assume the liabilities from the Acquired Trust.

5.11	As soon as reasonably practicable after the Closing, the Acquired Trust shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing and dissolve.

5.12	The Acquiring Fund and the Acquired Trust shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13	The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquiring Fund nor the Acquired Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder, Price, Kaufman & Kammholz, P.C. to render the tax opinion contemplated herein in section 8.5.

5.14	At or immediately prior to the Closing, the Acquired Trust will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15	The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Trust that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Trust agrees to dispose of such assets prior to the

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Closing Date, subject to any restrictions on such dispositions as are necessary to obtain the tax opinion referred to in section 8.5.

6.	Conditions Precedent to Obligations of the Acquired Trust

The obligations of the Acquired Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1	All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Trust, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2	The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Trust on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, and dated as of the Closing Date, to the effect that the representations and warranties made on behalf of the Acquiring Fund that are made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Trust shall reasonably request.

6.3	The Acquired Trust shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquired Trust, and dated as of the Closing Date, to the effect that:

(i)	the Acquiring Trust has been formed and is a business trust legally existing under the laws of The Commonwealth of Massachusetts;

(ii)	the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description

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thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(iii)	the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and is a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(iv)	the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(v)	to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4	The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5	The Acquiring Fund shall have entered into an expense cap agreement with Deutsche Investment Management Americas Inc. limiting the expenses of the Class M shares of the

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Acquiring Fund to 0.70% for the period commencing on the Closing Date, and ending July 30, 2008, in a form reasonably satisfactory to the Acquired Trust.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1	All representations and warranties of the Acquired Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Trust or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Trust which the Acquired Trust reasonably believes might result in such litigation.

7.2	The Acquired Trust shall have delivered to the Acquiring Fund a statement of the Acquired Trust’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3	The Acquired Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4	The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C. in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(i)	the Acquired Trust has been formed and is a business trust legally existing under the laws of The Commonwealth of Massachusetts;

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(ii)	the Acquired Trust has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(iii)	the Agreement has been duly authorized, executed and delivered by the Acquired Trust and constitutes a valid and legally binding obligation of the Acquired Trust enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(iv)	the execution and delivery of the Agreement did not, and the exchange of the Acquired Trust’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(v)	to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Trust pursuant to section 4.1 of the Agreement, the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Trust under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Trust’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5	The Acquired Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Trust on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Trust

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Trust or the

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Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1	This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Trust in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Trust may waive the conditions set forth in this section 8.1.

8.2	On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Trust, provided that either party hereto may for itself waive any of such conditions.

8.4	The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5	The parties shall have received an opinion of Vedder, Price, Kaufman & Kammholz, P.C. addressed to each of the Acquiring Fund and the Acquired Trust, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Trust solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all

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of the liabilities of the Acquired Trust, followed by the distribution by the Acquired Trust to its shareholders of record of Acquiring Fund Shares in complete liquidation of the Acquired Trust, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Trust will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Trust will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Trust liabilities by the Acquiring Fund, and the Acquired Trust will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Trust; (iii) under Section 354 of the Code, shareholders of the Acquired Trust will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Trust shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Trust will be the same as the aggregate basis of the Acquired Trust shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Trust shareholder will include the holding period of the Acquired Trust shares exchanged therefor, provided that the Acquired Trust shareholder held the Acquired Trust shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Trust in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Trust; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Trust transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Trust immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Trust transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Trust. The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to

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the contrary, neither the Acquiring Fund nor the Acquired Trust may waive the condition set forth in this section 8.5.

8.6	The Acquiring Fund shall have received written confirmation from its insurance carrier that, notwithstanding the Reorganization, the Acquiring Fund’s insurance policy shall provide coverage for any claim arising out of or involving the Acquired Trust or the assets, liabilities, trustees or officers of the Acquired Trust, or other similar insurance or indemnification arrangements should be in place in a form reasonably satisfactory to both the Acquiring Trust and the Acquired Trust.

    9. Indemnification

9.1	The Acquiring Fund agrees to indemnify and hold harmless the Acquired Trust and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2	The Acquired Trust agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.
    10. Fees and Expenses

10.1	Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2	The Acquired Trust will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Trust in connection with sales of certain of

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its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

    11. Entire Agreement

The Acquiring Fund and the Acquired Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
    12. Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before September 30, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.
    13. Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Trust and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Trust Shareholders called by the Acquired Trust pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Trust Shareholders under this Agreement to the detriment of such shareholders without their further approval.
    14. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., or to the Acquired Trust, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy

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to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., or to any other address that the Acquired Trust or the Acquiring Fund shall have last designated by notice to the other party.

    15. Headings; Counterparts; Assignment; Limitation of Liability

15.1	The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Trust and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4	It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Trust hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, and this Agreement has been signed by authorized officers of each Trust acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

15.5	This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER U.S. GOVERNMENT SECURITIES FUND, on behalf of Scudder U.S. Government Securities Fund

Secretary	By: Its:

Attest:	SCUDDER INTERMEDIATE GOVERNMENT & AGENCY TRUST

Secretary	By: Its:

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APPENDIX 4
DIFFERENCES BETWEEN OPEN-END
AND CLOSED-END INVESTMENT COMPANIES
1. Fluctuation of Capital. Closed-end investment companies generally do not redeem their outstanding shares or engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold in the securities markets.
In contrast, open-end investment companies, commonly referred to as “mutual funds,” issue redeemable securities. The holders of these redeemable securities have the right to surrender them to the mutual fund and obtain in return their proportionate share of the value of the mutual fund’s net assets at the time of the redemption (less any redemption fee charged by the Fund or contingent deferred sales charge imposed by the Fund’s distributor). Most mutual funds also continuously issue new shares to investors at a price based upon their net asset value at the time of such issuance. Accordingly, an open-end fund may experience continuing inflows and outflows of cash, and may experience net sales or net redemptions of its shares during any particular period.
2. Redeemability of Shares; of Discount and Premium. Open-end funds are required to redeem their shares at a price based upon their then-current net asset value (except during periods when the New York Stock Exchange (“NYSE”) is closed or trading thereon is restricted, or when redemptions may otherwise be suspended in an emergency as permitted by the 1940 Act). The open-end fund structure thus precludes the possibility of the mutual fund’s shares trading at a discount from, or a premium, to, net asset value. The shares of closed-end funds, on the other hand, are bought and sold, in the securities markets at prevailing market prices, which may be equal to, less than, or more than net asset value.
3. Raising Capital; Cash Reserves. Closed-end investment companies may not issue new shares at a price below net asset value except in rights offerings to existing shareholders, in payment of distributions, and in certain other limited circumstances. Accordingly, the ability of closed-end funds to raise new capital is restricted, particularly at times when their shares are trading at a discount to net asset value. The shares of open-end investment companies, on the other hand, are usually offered on a continuous basis at net asset value, or at net asset value plus a sales charge.
Because closed-end investment companies are not required to meet redemptions, their cash reserves can be substantial or minimal, depending upon the investment manager’s investment strategy. Most open-end investment companies maintain cash reserves adequate to meet anticipated redemptions without prematurely liquidating their portfolio securities.

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The maintenance of larger cash reserves required to operate prudently as an open-end investment company when net redemptions are anticipated may reduce an open-end investment company’s ability to achieve its investment objective.
4. Listing of Shares on Exchange. Closed-end funds typically list and trade their common shares on an exchange or other securities market such as the NYSE, Chicago Stock Exchange or NASDAQ. Open-end fund shares are not listed on an exchange or other securities market and continuously offer their shares.
5. Underwriting; Brokerage Commission or Sales Charges on Purchases and Sales. Open-end investment companies typically seek to sell new shares on a continuous basis in order to offset redemptions and avoid shrinkage in size. Shares of “load” open-end investment companies are normally offered and sold through a principal underwriter, which deducts a sales charge from the purchase price at the time of purchase or from the redemption proceeds at the time of redemption, or receives a distribution fee from the Fund, or both, to compensate it and securities dealers for sales and marketing services. Shares of “no-load” open-end investment companies are sold at net asset value, without a sales charge, with the fund’s investment advisor or an affiliate normally bearing the cost of sales and marketing from its own resources. Shares of closed-end investment companies, on the other hand, are bought and sold in secondary market transactions at prevailing market prices subject to the brokerage commissions charged by the broker-dealer firms executing such transactions.
6. Shareholder Services. Open-end investment companies typically provide more services to shareholders and incur correspondingly higher shareholder servicing expenses. One service that is generally offered by a family of open-end funds is enabling shareholders to exchange their investment from one fund into another fund that is part of the same family of open-end funds at little or no cost to the shareholders.
7. Leverage. Open-end investment companies are prohibited by the 1940 Act from issuing “senior securities” representing indebtedness (i.e. bonds, debentures, notes and other similar securities), other than indebtedness to banks when there is asset coverage of at least 300% for all borrowings, and may not issue preferred stock. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness when the 300% asset coverage test is met, may issue preferred stock subject to various limitations (including a 200% asset coverage test), and are not limited to borrowings from banks.
8. Annual Shareholders Meetings. Closed-end funds which are generally listed on an exchange or other securities market are generally required by the rules of the exchange or securities market to hold annual meetings of its shareholders. Typically, open-end funds are organized in state jurisdic-

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tions that do not require annual shareholder meetings and are only required to hold shareholder meetings for certain 1940 Act matters.
9. Redemption of Small Accounts. Open-end investment companies typically require minimum shareholder account sizes in order to reduce the administrative burdens and costs incurred in maintaining numerous small accounts. An open-end investment company may reserve the right to redeem all the shares of any shareholder whose account has a net asset value below a certain level (e.g., $500).

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APPENDIX 5
FUNDAMENTAL POLICIES OF
INTERMEDIATE GOVERNMENT & AGENCY TRUST
AND U.S. GOVERNMENT SECURITIES FUND
Both Funds have elected to be classified as a diversified management investment company (or series thereof). A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.
As a matter of fundamental policy, each Fund will not:

(1)	borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

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APPENDIX 6
INTERMEDIATE GOVERNMENT & AGENCY TRUST’S
AVERAGE ANNUAL DISCOUNT

Year	Discount/Premium

1988(1)	4.3%
1989	4.4%
1990	-3.5%
1991	4.5%
1992	2.4%
1993	-1.3%
1994	-8.44%
1995	-10.39%
1996	-8.99%
1997	-4.39%
1998	-3.68%
1999	-8.34%
2000	-9.71%
2001	-6.01%
2002	-5.60%
2003	-7.73%
2004	-9.63%
As of May 17, 2005	-1.91%

(1)	For period July 31, 1988 through December 31, 1988

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APPENDIX 7
SCUDDER
INVESTMENTS
Taxable Income I
Class M
Prospectus
May 23, 2005
Scudder U.S. Government Securities Fund
As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.
Contents

How the Fund Works		How to Invest in the Fund

2	The Fund’s Main Investment Strategy	9	How to Sell and Exchange Class M Shares
3	The Main Risks of Investing in the Fund	11	Special Features
4	The Fund’s Performance History	11	Policies You Should Know About
6	How Much Investors Pay	18	Understanding Distributions and Taxes
6	Other Policies and Risks
7	Who Manages and Oversees the Fund
9	Financial Highlights
How the Fund Works
On the next few pages, you’ll find information about the fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.
Please look this information over carefully. You may want to keep it on hand for reference as well.
Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.
This prospectus offers Class M shares for the fund. Class M shares have been created especially for former shareholders of Scudder Intermediate Government & Agency Trust. Class M shares are not available to new investors.

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	ticker symbol fund number	Class M

Scudder U.S. Government Securities Fund
The Fund’s Main Investment Strategy
The fund seeks high current income, liquidity and security of principal. The fund normally invests all of its assets in securities issued by the US government, its agencies or instrumentalities. Scudder U.S. Government Securities Fund has adopted a nonfundamental policy that 80% of the fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in securities backed by the full faith and credit of the US government, including related repurchase agreements. The fund invests principally in US government securities of any maturity, focusing on Ginnie Maes. Ginnie Maes are mortgage-backed securities that are issued or guaranteed by the Government National Mortgage Association (GNMA) and are supported by the full faith and credit of the United States government. The fund may invest in other mortgage-backed securities and other US government securities including US Treasuries and other securities issued by the US government, its agencies or instrumentalities, some of which may be supported only by the credit of the issuer.
In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including possible interest rate outlooks and changes in supply and demand within the bond market.
Other Investments. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures and option transactions. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
In choosing individual bonds, the managers review each bond’s fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond’s attractiveness.
The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, depending on their outlook for interest rates.
Securities Lending. The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

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The Main Risks of Investing in the Fund
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.
Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund’s duration and reducing the value of such a security. Because the fund focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.
Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn’t protect the fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the fund itself.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
This fund is designed for investors who are interested in a fund that searches for attractive yields generated by US government securities.
Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.
Other factors that could affect performance include:

•	the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

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•	derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements.
The Fund’s Performance History
While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.
The bar chart shows how the performance of the fund’s Class A shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).
Class M is a new class of shares and therefore does not have a full calendar year of performance available. In the bar chart and the table, the performance figures are based upon the historical performance of the fund’s Class A shares, except that the effect of the Class A shares’ maximum sales charge is not shown because Class M shares do not impose a sales charge.
The table shows returns for Class A shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Scudder U.S. Government Securities Fund
Annual Total Returns (%) as of 12/31 each year
Class A
For the periods included in the bar chart:
Best Quarter: 5.84%, Q2 1995 Worst Quarter: -1.93%, Q1 1996
Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years

Class A (unadjusted for sales charge)
Return before Taxes	3.61	6.23	6.78
Return after Taxes on Distributions	2.17	4.17	4.29
Return after Taxes on Distributions and Sale of Fund Shares	2.33	4.05	4.24
Index (reflects no deductions for fees, expenses or taxes)	4.35	7.00	7.54
Index: The Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
In both the chart and the table, total returns from 1999-2001 would have been lower if operating expenses hadn’t been reduced.
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.
The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

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How Much Investors Pay
The fund’s Class M shares have no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of Class M shares, you pay them indirectly.
Fee Table

Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases	None
Annual Operating Expenses, deducted from fund assets
Management Fee	0.42%
Distribution/ Service (12b-1) Fee	None
Other Expenses(1)	0.35
Total Annual Operating Expenses(1)	0.77
Less Fee Waiver/ Expense Reimbursement(2)	0.07

Total Net Annual Operating Expenses(2)	0.70

(1)	Estimated since no Class M shares were issued as of the fund’s fiscal year end.

(2)	Through July 29, 2008 the investment advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.70% for Class M shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses.
Based on the costs above (including up to three years of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Class M shares	$72	$224	$406	$933
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s policy of normally investing all of its assets in US government securities.

•	As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio

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managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

•	The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, a judgment by the advisor that the unrated security is of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security’s credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information
This prospectus doesn’t tell you about every policy or risk of investing in the fund.
If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that any mutual fund will achieve its goal.
The fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.
Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that

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reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
The Investment Advisor
DeIM is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.
DeIM receives a management fee from the fund. For the most recent fiscal year, the actual amount paid in management fees was 0.42% of the fund’s average daily net assets.
The Portfolio Managers
The following people handle the day-to-day management of the fund.

Sean McCaffrey, CFA	William Chepolis, CFA
Managing Director of Deutsche Asset	Managing Director of Deutsche Asset
Management and Co-Lead Portfolio	Management and Co-Lead Portfolio
Manager of the fund.	Manager of the fund.
• Joined Deutsche Asset Management in 1996 and the fund in 2002 after five years of experience as a fixed income analyst at Fidelity Investments.
• Portfolio Manager for structured and quantitatively based active investment grade and enhanced fixed income strategies underlying retail mutual funds and institutional mandates.
• Head of Fixed Income Enhanced Strategies & Mutual Funds Team: New York.
• MBA, Yale University.	• Joined Deutsche Asset Management in 1998 after 18 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.
• Portfolio manager and Head of the Rates Sector Specialty Fixed Income Team: New York.
• Joined the fund in 2002.
• BIS, University of Minnesota.
Regulatory and Litigation Matters
Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the

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mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.
Financial Highlights
Since Class M is a new class of shares, there is no financial information for these shares as of the date of this prospectus.
How to Invest in the Fund
Class M shares are not available for additional purchase, except through dividend reinvestment. Instructions for exchanging or selling Class M shares, which have been created especially for former shareholders of Scudder Intermediate Government & Agency Trust, are found on the next page. Shareholders received Class M shares in connection with the reorganization of Scudder Intermediate Government & Agency Trust into Scudder U.S. Government Securities Fund. Class M shares are not available to new investors.
How to Sell and Exchange Class M Shares
Class M shares are not available for additional purchase, except through dividend reinvestment. Shareholders who wish to purchase additional shares of the fund must purchase Class A, Class B or Class C shares, which are offered in a separate prospectus. Purchase of Class A, Class B or Class C shares may be subject to an initial sales charge or contingent deferred sales charge depending upon the class of shares purchased.
Exchanging or Selling Shares Use these instructions to exchange or sell shares in your account.

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Exchanging into Class A of another fund	Selling shares

$1,000 or more to open a new account ($500 for IRAs)	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 23
$50 or more for exchanges between existing accounts
Through a financial advisor
• Contact your advisor by the method that’s most convenient for you	• Contact your advisor by the method that’s most convenient for you
By phone or wire
• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions
By mail, express mail or fax (see below)
Write a letter that includes:	Write a letter that includes:
• the fund, class and account number you’re exchanging out of	• the fund, class and account number from which you want to sell shares
• the dollar amount or number of shares you want to exchange	• the dollar amount or number of shares you want to sell
• the name and class of the fund you want to exchange into	• your name(s), signature(s) and address, as they appear on your account
• your name(s), signature(s) and address, as they appear on your account	• a daytime telephone number
• a daytime telephone number
With an automatic exchange plan
• To set up regular exchanges from a fund account, call (800) 621-1048	• Not available
With an automatic withdrawal plan
Not available	• To set up regular cash payments from a fund account, call (800) 621-1048
On the Internet
• Call (800) 621-1048 to establish Internet access	• Call (800) 621-1048 to establish Internet access
• Go to www.scudder.com and log in	• Go to www.scudder.com and log in
• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions
Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154
Express, registered or certified mail: Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-1614
Fax number: (800) 821-6234 (for exchanging and selling only)

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Special Features
Sales Charges. Class M shares of the fund received in connection with the fund’s merger with Scudder Intermediate Government & Agency Trust (the “Merger”) are not subject to an initial sales charge or 12b-1 distribution fee. Class M shares were created for the sole purpose of the Merger and holders of Class M shares will not be able to acquire additional Class M shares, except through reinvestment of dividends and distributions. However, former Scudder Intermediate Government & Agency Trust shareholders will be able to purchase Class A, B or C shares of the fund, subject to an initial sales charge or contingent deferred sales charge depending upon the class of shares purchased. To invest in Class A, B or C shares of the fund, call (800) 621-1048.
Exchange Privileges. You may exchange at net asset value all or a portion of your Class M shares for Class A shares of eligible funds in the Scudder family of mutual funds. Exchanges of Class M shares of the fund for Class A shares of another Scudder fund will not be subject to an initial sales charge.
Policies You Should Know About
Along with the instructions on the previous page, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.
If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.
In either case, keep in mind that the information in this prospectus applies only to the fund’s Class M shares. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements, and services.
In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.
Policies about Transactions
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or

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unscheduled suspensions of trading). You can place an order to sell shares at any time.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.
We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.
We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.
If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
Questions? You can speak to a Scudder representative between 8 a.m. and 8 p.m. Eastern time on any fund business day by calling (800) 621-1048.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., “time zone arbitrage”).
The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund’s policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading

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activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
The fund’s policies include:

•	a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under “Redemption fees”);

•	the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

•	the fund will continue to use fair value pricing where appropriate under policies approved by the fund’s Board. (See “How the fund calculates share price.”)
When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the fund’s long-term shareholders.
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.
The fund’s policies and procedures may be modified or terminated at any time.
Redemption fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For

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purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.
The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund’s. Subject to approval by DeAM or the fund’s Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund’s policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund’s policies until such time as they can develop and implement a system to collect the redemption fees.
The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of any mutual fund advised by the fund’s investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (iv) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (v) transactions involving hardship of any registered shareholder; (vi) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (vii) transactions involving shares purchased through the reinvestment of dividends or other distributions; (viii) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (ix) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account

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minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); (x) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion); (xi) for Scudder Massachusetts Tax-Free Fund, Scudder Short-Term Bond Fund and Scudder Intermediate Tax/ AMT Free Fund only: check writing transactions in these funds; or (xii) transactions involving Class M shares of Scudder U.S. Government Securities Fund.
The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the fund’s investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.
ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.
QuickSell lets you set up a link between a Scudder account and a bank account. Once this link is in place, you can sell shares with a phone call. There is a $50 minimum to use QuickSell. You’ll need to make sure your bank has Automated Clearing House (ACH) services. To set up QuickSell call (800) 621-1048.
Telephone and Electronic Transactions. Generally, you are automatically entitled to telephone transaction privileges but you may elect not to have them by contacting Shareholder Services at a later date.
Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

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When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.
We do not issue share certificates.
When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.
A signature guarantee is simply a certification of your signature— a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided the original guarantee.
Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.
Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There is a circumstance when it could be longer: when unusual circumstances prompt the SEC to allow further delays. You may obtain additional information about other ways to sell your shares by contacting your financial advisor.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.scudder.com.

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How the Fund Calculates Share Prices
To calculate net asset value per share or NAV, the share class uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES TOTAL NUMBER OF SHARES OUTSTANDING	= NAV
The price at which you sell shares is the fund’s NAV.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
Other Rights We Reserve
You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	refuse, cancel or rescind any exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your

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fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to most retirement accounts, to investors with $100,000 or more in Scudder fund shares or in any case, where a fall in share price created the low balance)

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimums at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes
By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (The fund’s earnings are separate from any gains or losses stemming from your own sale of shares.) The fund may not always pay a distribution for a given period.
The fund has a regular schedule for paying out any earnings to shareholders:

•	Income dividends: The fund declares and pays dividends monthly.

•	Short-term and long-term capital gains: The fund will pay these in November or December, or otherwise as needed.
For federal income tax purposes, income and capital gains distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax- exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

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You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check, or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.
Selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For federal income tax purposes, an exchange is treated the same as a sale.
The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at long-term	Generally taxed at ordinary
capital gain rates:	income rates:

Distributions from the fund
• gains from the sale of securities held by the fund for more than one year	• gains from the sale of securities held by the fund for one year or less
• qualified dividend income	• all other taxable income
Transactions involving fund shares
• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less
For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for lower rates to apply.

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For taxable years beginning on or before December 31, 2008, the maximum federal long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”
Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.
To Get More Information
Shareholder reports— These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns and the fund’s financial statements. Shareholders get these reports automatically
Statement of Additional Information (SAI)— This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
If you’d like to ask for copies of these documents, please contact Scudder Investments or the SEC (see below). If you like, you can look over these materials and other information about the fund at the SEC’s Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC’s Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you’re a shareholder and have questions, please contact Scudder Investments. The fund’s SAI and shareholder reports are also available through the Scudder Web site.

Scudder Investments	SEC

222 South Riverside Plaza Chicago, IL 60606-5808 www.scudder.com	Public Reference Section Washington, D.C. 20549-0102 www.sec.gov
(800) 621-1048	(202) 942-8090

Distributor Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808

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Scudder Investments	SEC File Number:

Scudder U.S. Government Securities Fund 811-2719

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TABLE OF CONTENTS

		Page

PROPOSAL 1.	Election of Trustees to the Board	3
PROPOSAL 2.	Selection of Independent Registered Public Accounting Firm	17
PROPOSAL 3.	Merger of the Fund, a Closed-End Investment Company, into Scudder U.S. Government Securities Fund, an Open-End Investment Company	19
I.	Synopsis	19
II.	Investment Strategies and Risk Factors	30
III.	Other Comparisons Between the Funds	38
IV.	Information about the Proposed Merger	41
PROPOSAL 4.	Conversion of the Fund from a Closed-End Investment Company to an Open-End Investment Company	52
Information about Voting and the Shareholder Meeting		56
Appendix 1		1-1
Appendix 2		2-1
Appendix 3		3-1
Appendix 4		4-1
Appendix 5		5-1
Appendix 6		6-1
Appendix 7		7-1
Scudder Investments 222 South Riverside Plaza Chicago, IL 60606 312-537-7000
For more information please call your Fund’s proxy solicitor, Georgeson Shareholder Communications Inc., at 1-800-676-0194.

INSTRUCTIONS FOR VOTING YOUR PROXY

Scudder Intermediate Government & Agency Trust offers shareholders of record three alternative ways of voting their proxies:

-	By Telephone
-	Through the Internet (using a browser)
-	By Mail (traditional method)
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.

Telephone Voting:

Available only until 4:00 p.m. Eastern time June 23, 2005.

-	Call Toll-Free: 1-800-732-4052 on any touch-tone telephone to authorize voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to follow simple instructions.
-	Your vote will be confirmed and cast as you directed.

Internet Voting:

Available only until 4:00 p.m. Eastern time on June 23, 2005.

-	Visit the Internet voting Website at http://proxy.georgeson.com.
-	Enter the Company Number and Control Number shown below and follow the instructions on your screen.
-	You will incur only your usual Internet charges.

Voting By Mail:

–	Simply sign and date your proxy card and return it in the postage-paid envelope.

COMPANY NUMBER	CONTROL NUMBER

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

To vote, mark blocks below in blue or black ink as indicated at left

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. ALL MATTERS HAVE BEEN PROPOSED BY THE FUND.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 AND “AGAINST” PROPOSAL 4

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	To elect nine Trustees to the Board of the Fund:

01) John W. Ballantine, 02) Donald L. Dunaway,
03) James R. Edgar, 04) Paul K. Freeman,
05) Robert B. Hoffman, 06) William McClayton,
07) Shirley D. Peterson, 08) William N. Shiebler,
09) Robert H. Wadsworth

To withhold authority to vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided below.

2.	To ratify the selection of Ernst & Young LLP as the Fund’s independent registered public accounting firm for the current fiscal year.	FOR	AGAINST	ABSTAIN

		FOR	AGAINST	ABSTAIN
3.	To approve an agreement and plan of reorganization calling for the merger of the Fund, a closed-end investment company, into Scudder U.S. Government Securities Fund, an open-end investment company.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “AGAINST” PROPOSAL 4.

		FOR	AGAINST	ABSTAIN
4.	To approve converting the Fund from a closed-end investment company to an open-end investment company.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted as recommended by the Board of Trustees. All ABSTAIN votes will be counted in determining the existence of a quorum at the meeting.
To vote by touch-tone phone or Internet, see instructions above.

Signature

Date

Signature (Joint)

Date

Note: All registered owners of accounts shown above must sign. Please sign exactly as your name appears on this Proxy. If signing for a corporation, estate or trust, please indicate your capacity or title.

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

P R O X Y	SCUDDER INTERMEDIATE GOVERNMENT & AGENCY TRUST
FOR THE ANNUAL MEETING OF SHAREHOLDERS JUNE 24, 2005

The signers of this proxy hereby appoint Daniel O. Hirsch, Philip J. Collora, John Millette and Caroline Pearson, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Annual Meeting of Shareholders to be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 on June 24, 2005 at 4:00 p.m. Eastern time and at any adjournments or postponements thereof, as specified herein and on any matters incident to the conduct of this meeting or any other business that may properly come before this meeting. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Prospectus/Proxy Statement relating to the Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund’s secretary or by voting in person at the Annual Meeting.

Your vote is needed! If not voting electronically or by telephone, please sign, date and return promptly in the enclosed envelope. No postage required.

If you have any questions regarding the execution of the proxy, please call Georgeson Shareholder Communications Inc. at 800-561-3991.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

(Continued, and to be signed, on the reverse side.)

STATEMENT OF ADDITIONAL INFORMATION

SCUDDER U.S. GOVERNMENT SECURITIES FUND

222 S. Riverside Plaza
Chicago, Illinois 60606

     This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated May 23, 2005 for the Special Meeting of Shareholders of Scudder Intermediate Government & Agency Trust (“Intermediate Government & Agency Trust”) to be held on June 24, 2005, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1048, and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

     Further information about Scudder U.S. Government Securities Fund (“U.S. Government Securities Fund”), is contained in U.S. Government Securities Fund’s statement of additional information dated May 23, 2005, for Class M shares, which is attached to this statement of additional information. The audited financial statements and related independent registered public accounting firm’s report for the U.S. Government Securities Fund contained in the Annual Report for the fiscal year ended October 31, 2004 are incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein.

     The audited financial statements and related independent registered public accounting firm’s report for Intermediate Government & Agency Trust contained in the Annual Report for the fiscal year ended December 31, 2004 are incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein.

     The date of this statement of additional information is May 23, 2005.

SCUDDER U.S. GOVERNMENT SECURITIES FUND
Class M Shares

STATEMENT OF ADDITIONAL INFORMATION

May 23, 2005

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for Scudder U.S. Government Securities Fund (the “Fund”), dated May 23, 2005, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048. The prospectus is also available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov).

The Annual Report to Shareholders of the Fund, dated October 31, 2004, accompanies this Statement of Additional Information. It is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund’s objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, the Fund will not:

(1)	borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With respect to policy number 5 above, the Fund has no current intention to hold and sell real estate acquired as a result of the Fund’s ownership of securities.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Trustees of the Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund’s affairs. Such nonfundamental policies may be changed or amended by the Trustees of the Trust without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, the Fund currently may not:

2

(a)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

(b)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(c)	purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(d)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(e)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(f)	lend portfolio securities in an amount greater than one third of its total assets; and

(g)	invest more than 15% of net assets in illiquid securities.

(h)	The Fund will not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Fund may purchase securities on a when-issued or delayed-delivery basis (commitments may not exceed 25% of the value of its assets, and delivery may not exceed 120 days from trade date).

The Fund currently does not intend to invest more than 20% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets.

The Fund currently does not intend to invest more than 10% of its total assets in inverse floaters.

The Fund currently does not intend to invest more than 20% of its net assets in zero coupon U.S. government securities.

The Fund will not invest in Mortgage-Backed Securities (defined below) issued by private issuers.

The Fund has adopted a nonfundamental policy that 80% of the fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in securities backed by the full faith and credit of the US Government, including related repurchase agreements.

For temporary defensive purposes, the Fund may invest all or a portion of its assets in money market instruments such as obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the three highest grades by Moody’s or S&P; commercial paper rated within the two highest grades by either of such ratings services; bank certificates of deposit or bankers’ acceptances of domestic or Canadian chartered banks having total assets in excess of $1 billion; and any of the foregoing investments subject to short-term repurchase agreements.

3

In periods of unusual market conditions, the Fund may, for defensive purposes, temporarily retain all or any part of its total assets in cash or cash equivalents.

Master/Feeder Fund Structure. The Board of Trustees of the Trust has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

The Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. The Fund is a company of the type commonly known as a mutual fund. Scudder U.S. Government Securities Fund is a series of Scudder U.S. Government Securities Fund. Scudder U.S. Government Securities Fund offers five classes of shares: Class A, Class B, Class C, Class M and Institutional Class shares (formerly Class I).

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in its discretion might, but is not required to, use in managing the Fund’s portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for the Fund based on its investment restrictions, as described herein, and in the Fund’s applicable prospectus.

Advance Refunded Bonds. The Fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. The Fund may also purchase municipal securities that have been refunded prior to purchase by the Fund.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (“Mortgage-Backed Securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to

4

set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt

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securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other Mortgage-Backed Securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund’s borrowing.

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The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Foreign Investments. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries

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have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

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The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Investment-Grade Bonds. The Fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or similar ratings of another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a

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fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund are actually engaged in borrowing through the interfund lending program, the Fund intend to comply with their non-fundamental policy regarding borrowing.

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund’s ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

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Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Loan Participations and Assignments. The Fund may invest in fixed- and floating-rate loans (“Loans”) arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions (“Lenders”). A fund’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans (“Assignments”) from third parties. Participations typically will result in a fund having a contractual relationship only with the Lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if the Lender interpositioned between a fund and the borrower is determined by the Advisor to be creditworthy.

When a fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund’s ability to dispose of particular Assignments or Participations when necessary to meet a fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund’s portfolio and calculating its net asset value.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Short Sales Against the Box. The Fund may make short sales of common stocks if, at all times when a short position is open, the fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the fund may enter into short sales against the box.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

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In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a

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premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of

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equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

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Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from another NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund

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if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from another NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent

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years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

U.S. Government Securities. There are two broad categories of U.S. government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. government securities may include “zero coupon” securities that have been stripped by the U.S. government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. government agency or instrumentality.

Interest rates on U.S. government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. government securities in the Fund’s portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in U.S. government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. government securities will tend to decline, and as interest rates fall the value of the Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, a fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

When-Issued Securities. The Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

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To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. The Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (“TIGRS™”) and Certificate of Accrual on Treasuries (“CATS™”). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. A fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered U.S. government securities for the purpose of determining if a fund is “diversified” under the 1940 Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund’s segregate cash or liquid assets with its custodian to the extent that obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an

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amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate liquid assets equal to the amount of the Fund’s obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash or liquid assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current

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(expected to be at least three months). The Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit nonpublic portfolio holdings information to be shared with affiliates of the Advisor, sub-advisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Fund has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Fund’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund’s Trustees.

MANAGEMENT OF THE FUND

Investment Advisor

DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, 10154 makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, DeAM, Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM and its predecessors are one of the most experienced investment counsel firms in the U.S. Scudder was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages the Fund’s daily investment and business affairs subject to the policies established by the Fund’s Board of Trustees. The Trustees of the Fund have overall responsibility for the management of the Fund under Massachusetts law.

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Pursuant to an investment management agreement (the “Agreement”) with the Fund, the Advisor acts as the Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team vigorously researches hundreds of companies. In selecting securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The Fund is managed by a team of investment professionals who each play an important role in the Fund’s management process. Team members work together to develop investment strategies and select securities for the Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The current Agreement, dated April 5, 2002, was last approved by the Trustees on September 23 and 24, 2004. The Agreement continues in effect until September 30, 2005, and continues from year to year thereafter only if approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust (“Independent Trustees” or “Non-interested Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of their assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management consistent with the Fund’s investment objective, policies and restrictions and determines what securities shall be purchased,

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held or sold and what portion of the Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Code and to the Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Fund’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund’s operating budget; processing the payment of the Fund’s bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of the Fund affiliated with the Advisor and makes available, without expense to the Trusts, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trusts, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund’s office space and facilities.

The Fund is managed by a team of investment professionals who each play an important role in the Fund’s management process. Team members work together to develop investment strategies and select securities for the Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund’s prospectus, as of the date of that Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Under its Agreement, the Fund pays the Advisor a management fee at an annual rate of 0.45% of the first $250 million of the Fund’s average daily net assets, 0.43% of the next $750 million of such net assets, 0.41% of the next $1.5 billion of such net assets, 0.40% of the next $2.5 billion of such net assets, 0.38% of the next $2.5 billion of such net assets, 0.36% of the next $2.5 billion of such assets, 0.34% of the next $2.5 billion of such assets and 0.32% of such net assets in excess of $12.5 billion computed and accrued daily and payable monthly. For the fiscal year ended October 31, 2004, the Fund incurred a management fee of $13,577,512. For the fiscal year ended October 31, 2003, the Fund paid an advisory fee of $16,153,298. For the fiscal year ended October 31, 2002, the fee pursuant to the investment management agreement aggregated $16,746,434.

Through January 31, 2006 and through July 29, 2008 for Class M shares, the investment advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.80% for Class A, Class B and Class C shares and 0.70% for Class M and Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses. Assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses. For the year ended September 30, 2004, the Advisor had agreed to reimburse the fund $18,194 for expenses.

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Under its Agreement, the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Fund’s expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

The term Scudder Investments is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement. The Board of Trustees approved the renewal of the Fund’s advisory contract at a meeting held on September 23 and 24, 2004. As part of the annual contract review process, commencing in July, 2004, the Board, as a whole, the Independent Trustees, separately, and the Fund’s Oversight Committee met on several occasions to consider the renewal of the Fund’s investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, requested and received responses from the Advisor and received advice from independent legal counsel. The Independent Trustees also retained an independent consultant to evaluate the appropriateness of the groupings used by the Advisor for purposes of comparing fees of similar funds and other institutional accounts. The Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee’s findings and recommendations and presented its recommendations to the full Board. At a meeting on September 24, 2004, the Board concluded that the terms of the investment management agreement for the Fund are fair and reasonable and the continuance of the agreement is in the best interest of the Fund. As a part of its decision-making process, the Board noted that the Advisor and its predecessors have managed the Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. As such, the Board considered, in particular, whether the

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Advisor managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that the Fund was managed by the Advisor consistent with its investment objectives and policies.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor, including information with respect to administrative services provided under the investment management agreement and compliance with legal requirements; (ii) the management fees, expense ratios and asset size of the Fund relative to peer groups; (iii) the level of the Advisor’s profits with respect to the management of the Fund, including the methodology used to allocate costs among funds advised by the Advisor and an attestation report from an accounting firm as to the methodology employed; (iv) the short-term and long-term performance of the Fund relative to appropriate peer groups and appropriate indices; (v) fall-out benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; (vi) the potential incidental benefits to the Advisor and its affiliates, the Fund and its shareholders; and (vii) general information about the Advisor. With respect to investment performance, Fund expenses and Advisor profitability, the Board focused primarily on data for the period ended December 31, 2003, but also considered more recent investment performance and its observations from ongoing performance reviews. In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Board receives information and reports on investment performance as well as operational and compliance matters.

Investment Performance. The Board reviewed the Fund’s investment performance as well as the performance of a peer group of funds and the performance of an appropriate index or indices. The Board considered short-term and long-term performance. In particular, the Board noted that the Advisor has a process by which it identifies those funds experiencing significant underperformance relative to their peer group and an appropriate index for designated time periods (“Focus Funds”) and provides more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered the Fund’s management fee rates, expense ratios and asset size relative to an appropriate peer group of funds. The Board also considered the Fund’s management fee rates as compared to fees charged by the Advisor and certain of its affiliates for investment company accounts and, for Scudder High Income Fund, to non-investment company institutional accounts. The Board noted that the mix of services under the Fund’s investment management agreement versus those under the Advisor’s advisory agreements for non-investment company institutional accounts differ significantly.

Profitability. The Board considered the level of the Advisor’s profits with respect to the management of the Fund, including a review of the Advisor’s methodology in allocating its costs to the management of the Fund. The Board considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor’s overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund. The Board noted that each investment management fee included seven breakpoints, designed to share economies of scale with the shareholders.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor’s staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

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Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Administrative Agreement

Until September 30, 2003 the Fund operated under an administrative services agreement with the Advisor (“Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”) as follows: for Scudder U.S. Government Securities Fund, 0.200%, 0.250%, 0.175% and 0.100% of average daily net assets for Class A, B, C and Institutional class shares (formerly, Class I), respectively, computed and accrued daily and payable monthly.

The Administrative Agreement terminated effective September 30, 2003. Without the Administrative Agreement, fees paid by each class of shares for administrative services currently paid and provided pursuant to the Administrative Agreement might have been higher. Effective October 1, 2003 through March 30, 2004, the Advisor contractually waived all, or a portion of its management fee and reimbursed the Fund as described above.

Certain expenses of the Fund were not borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, the Fund continued to pay the fees required by its investment management agreement with the Advisor.

Administrative Fees paid by the Fund for the last three fiscal years are set forth below:

Fund	Fiscal 2003	Fiscal 2002
Scudder U.S. Government Securities Fund - Class A	$6,574,312	$7,495,426
Scudder U.S Government Securities Fund - Class B	$550,221	$557,003
Scudder U.S Government Securities Fund - Class C	$173,500	$151,949
Scudder U.S Government Securities Fund - Institutional	$1,878	$4,296
Class*

*	Effective August 13, 2004, Class I shares have been renamed Institutional Class shares.

Various third-party service providers (the “Service Providers”), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with the Fund.

The Advisor will pay the Service Providers for the provision of their services to the Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, the Fund will pay the Advisor an Administrative Fee.

Codes of Ethics

The Trusts, the Advisor, the Subadvisor and the Fund’s principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other

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provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

SERVICE PROVIDERS

Principal Underwriter and Administrator. Pursuant to separate Underwriting and Distribution Services Agreements (each a “Distribution Agreement”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C, Class M and Institutional Class shares, as applicable, of the Fund and acts as agent of the Fund in the continuous offering of its Shares. Each Distribution Agreement, dated April 5, 2002 was last approved by the Trustees on September 23 and 24, 2004.

Each Distribution Agreement had an initial term ending September 30, 2002 and continues in effect from year to year so long as its continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Independent Trustees and who have no direct or indirect financial interest in the Distribution Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by SDI upon 60 days’ notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchases,” in the section “Purchase and Redemption of Shares,” SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund’s shares. SDI receives no compensation from the Fund as principal underwriter for Class M shares.

Shareholder and administrative services are provided to the Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the “Services Agreement”) with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days’ notice. Termination with respect to the Class A, B or C shares of the Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in the Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in the Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, providing assistance to clients in changing dividend and investment

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options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan discussed below, SDI receives compensation from the Fund’s Class A, B and C shares for its services under the Services Agreement.

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers, including amounts paid to affiliated firms and the amount of underwriting commissions retained by SDI.

		Aggregate	Aggregate	Aggregate	Aggregate
	Fiscal	Sales	Commissions	Commissions Paid to	Commissions
Fund	Year	Commissions	Paid to Firms	Affiliated Firms	Retained by SDI
Scudder U.S. Government Securities Fund
	2004	$418,000	$309,000	$38,000	$71,000
	2003	$630,000	$506,000	$73,000	$51,000
	2002	$367,237	$735,000	$107,000	$260,000

Certain trustees or officers of the Fund are also directors or officers of the Advisor or SDI, as indicated under “Officers and Trustees.”

Independent Registered Public Accounting Firm

The financial highlights of the Fund included in the Fund’s prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman and Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund and their Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share of the Fund and maintaining the portfolio and general accounting records for the Fund. Currently, SFAC receives no fee for its services to the Fund. However, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the SFAC, not by the Fund.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

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Custodian, Transfer Agent and Shareholder Service Agent

SSB, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian, has custody of all securities and cash of the Fund held outside the United States. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

SSB is also the Fund’s transfer agent and dividend paying agent. Pursuant to an agreement with SSB, Scudder Investments Service Company (“SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as the Fund’s transfer, dividend-paying agent and shareholder service agent for the Fund’s Class A, B, C, Class M and Institutional Class shares. SISC receives as transfer agent an annual account fee of $10.00 ($18.00 for retirement accounts) plus account set up charges, annual fees associated with the contingent deferred sales charges (Class B shares only), an asset based fee of 0.08% and out-of-pocket expense reimbursement.

These fees were paid by the Advisor under the Administrative Agreement but will be borne directly by the Fund upon the termination of the Administrative Agreement.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Fund.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the

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funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

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The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2004 the Fund did not hold the securities of any of its regular brokers or dealers.

For the fiscal year ended October 31, 2004, up to 100% of the Fund’s brokerage transactions may be directed to brokers on account of research services provided.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

Scudder U.S. Government Securities Fund: For the fiscal years ended October 31, 2004 and October 31, 2003, the Fund’s portfolio turnover rate was 221% and 390%, respectively.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Class M shares. Class M shares received in connection with the merger of Scudder Intermediate Government & Agency Trust (the “Merger”) are not subject to an initial sales charge. Class M shares were created for the sole purpose of the Merger and holders of Class M shares will not be able to acquire additional Class M shares, except upon reinvestment of dividends and distributions. However, former Scudder Intermediate Government & Agency Trust shareholders may purchase Class A, B or C shares of Scudder U.S. Government Securities Fund, subject to an initial sales charge or contingent deferred sales charge depending upon the class of shares purchased.

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a fund’s shares, including higher minimum investments, and may assess transaction or other

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fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a fund’s transfer agent, (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickSell. QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) to a shareholder’s bank, savings and loan, or credit union account in connection with the redemption of Fund shares. Shares purchased by QuickSell may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

º	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

º	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

º	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Class M shares of Scudder U.S. Government Securities Fund are not available for additional purchase, except through dividend reinvestment. Shareholders who wish to purchase additional shares must purchase Class A, Class

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B or Class C shares, which are offered in a separate prospectus. Purchase of Class A, Class B or Class C shares may be subject to an initial sales charge or contingent deferred sales charge depending upon the class of shares purchased.

Redemptions

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The

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account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund’s shares at the offering price (net asset value) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their Class M shares for Class A shares of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. The owner of $1,000 or more of U.S. Government Securities Fund Class M shares may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for Class A shares of another

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such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See “Combined Purchases” for a list of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of the same Fund class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder’s account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

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Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”).

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Federal Taxation. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although

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the Fund’s distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Fund. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the income, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning on or before December 31, 2008. Capital gains realized before May 6, 2003 will not qualify for the reduced rate.

In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

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Dividends from domestic corporations may comprise a substantial part of the Fund’s gross income. If any such dividends constitute a portion of the Fund’s gross income, a portion of the income distributions of such fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the Fund’s total assets will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Other Tax Considerations. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility

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that such a shareholder may be subject to a flat U.S. withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund’s annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities

38

are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of the Trust as of May 1, 2005. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trusts.

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Independent Trustees

Name, Year of Birth,
Position(s) Held with the
Trust and Length of Time	Principal Occupation(s) During Past 5 Years and	Number of Funds in Fund Complex
Served^1	Other Directorships Held	Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	76

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships:	76
	First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)

Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	76

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	76

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	76

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	76

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	76

William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	76

40

Name, Year of Birth,
Position(s) Held with the
Trust and Length of Time	Principal Occupation(s) During Past 5 Years and	Number of Funds in Fund Complex
Served^1	Other Directorships Held	Overseen
Robert H. Wadsworth (1940) Trustee, 2004-present	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983 to present). Director, The Germany Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999- 2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	79
*Inception date of the corporation which was the predecessor to the L.L.C.

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	76

Interested Trustee and Officers^2

Name, Date of Birth,
Position(s) Held with the		Number of Funds
Trust and Length of Time	Principal Occupation(s) During Past 5 Years and	in Scudder Fund
Served^1	Other Directorships Held	Complex Overseen

William N. Shiebler^4 1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	128

Julian F. Sluyters^4 (1960) President and Chief Executive Officer, 2004-present	Managing Director^3, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004), Scudder Global Commodities Stock Fund, Inc. (since July 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director^3, Deutsche Asset Management	n/a

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Name, Date of Birth,
Position(s) Held with the		Number of Funds
Trust and Length of Time	Principal Occupation(s) During Past 5 Years and	in Scudder Fund
Served^1	Other Directorships Held	Complex Overseen

Kenneth Murphy^5 (1963) Vice President, 2002-present	Director^3, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul Schubert^5 (1963) Chief Financial Officer, 2004-present	Managing Director^3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Charles A. Rizzo^5 (1957) Treasurer, 2002-present	Managing Director^3, Deutsche Asset Management (April 2004 to present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

John Millette^5 (1962) Secretary, 2001-present	Director^3, Deutsche Asset Management	n/a

Lisa Hertz^4 (1970) Assistant Secretary, 2003-present	Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^6 (1954) Assistant Secretary, 2002-present	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)	n/a

Caroline Pearson^5 (1962) Assistant Secretary, 1998-present	Managing Director^3, Deutsche Asset Management	n/a

Scott M. McHugh^5 (1959) Assistant Treasurer, 2005	Director^3, Deutsche Asset Management	n/a

Salvatore Schiavone^5 (1965) Assistant Treasurer, 2003-present	Director^3, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo^5 (1957) Assistant Treasurer, 2003-present	Director^3, Deutsche Asset Management	n/a

Philip Gallo^4 (1962) Chief Compliance Officer 2004-present	Managing Director^3, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the Officers of the Fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

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^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

^3	Executive title, not board directorship.

^4	Address: 345 Park Avenue, New York, New York 10154.

^5	Address: Two International Place, Boston, Massachusetts 02110.

^6	Address: One South Street, Baltimore, Maryland 21202.

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson: Secretary
Philip J. Collora:   Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust’s Board members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees: The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman, William McClayton and Lewis A. Burnham. The Audit Committee held eight meetings during calendar year 2004.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James R. Edgar, Shirley D. Peterson and William McClayton. The Nominating and Governance Committee held six meetings during calendar year 2004. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The member of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee was established in November, 2004 and therefore held no meetings during calendar year 2004.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair),

43

William N. Shiebler, Donald L. Dunaway (alternate) and John G. Weithers (alternate). The Trust’s Valuation Committee held two meetings during calendar year 2004.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine, Robert H. Wadsworth and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2004.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing the Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held six meetings during calendar year 2004.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreements. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held five meetings during calendar year 2004.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2004.

	Compensation from		Total Compensation Paid
	Scudder U.S.	Pension or Retirement	to
	Government	Benefits Accrued as	Trustees from Fund
Name of Trustee	Securities Fund	Part of Fund Expenses	Complex(4)(5)
John W. Ballantine	$8,548	$0	$194,195
Lewis A. Burnham	$9,268	$0	$217,840
Donald L. Dunaway(1)	$8,805	$0	$212,925
James R. Edgar(2)	$6,860	$0	$171,820
Paul K. Freeman	$7,605	$0	$190,635
Robert B. Hoffman	$7,903	$0	$185,550
William McClayton(3)	$0	$0	$0
Shirley D. Peterson(6)	$8,689	$0	$219,375

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	Compensation from		Total Compensation Paid
	Scudder U.S.	Pension or Retirement	to
	Government	Benefits Accrued as	Trustees from Fund
Name of Trustee	Securities Fund	Part of Fund Expenses	Complex(4)(5)
Robert H. Wadsworth(7)	$0	$0	$171,000
John G. Weithers	$6,880	$0	$173,260

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Mr. Dunaway are $14,503 for Scudder High Income Fund, $7,987 for Scudder Strategic Income Fund and $33,429 for Scudder U.S. Government Securities Fund.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $25,902 for Scudder High Income Fund, $13,416 for Scudder Strategic Income Fund and $29,426 for Scudder U.S. Government Securities Fund.

(3)	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

(4)	For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 26 trusts/corporations comprised of 76 funds/portfolios. Mr. Wadsworth currently serves on the boards of 27 DeAM trusts/corporations comprised of 79 funds/portfolios.

(5)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6)	Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7)	Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board and the Germany Funds Board in 2004, for which he received the compensation indicated.

Mr. Freeman, prior to his service as Independent Trustee of the Trusts, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent

45

protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership

Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that, within three years an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow investments” in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee’s personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership of the Fund and all funds in the fund complex overseen by the Trustee as of December 31, 2004.

	Dollar Range of	Aggregate Dollar Range of Securities
	Fund Shares Owned in	Owned in All Funds
	Scudder U.S. Government	in the Fund Complex
Name of Trustee	Securities Fund	Overseen by Trustee
John W. Ballantine	None	Over $100,000
Lewis A. Burnham	None	Over $100,000
Donald L. Dunaway*	$ 1-$10,000	Over $100,000
James R. Edgar*	None	Over $100,000
Paul K. Freeman**	None	$ 1-$10,000
Robert B. Hoffman	$ 1-$10,000	Over $100,000
William McClayton***	None	$ 10,001-$50,000
Shirley D. Peterson	None	Over $100,000
William N. Shiebler	None	Over $100,000
Robert H. Wadsworth***	None	Over $100,000
John G. Weithers	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”

**	Mr. Freeman owned over $100,000 in other funds within the Scudder Fund Complex.

***	Newly appointed Trustee, as of December 30, 2004.

As of May 16, 2005, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of May 16, 2005, no other person owned beneficially more than 5% of each class of the Fund’s outstanding shares (except as noted below):

As of May 16, 2005, 8,267.283 shares in the aggregate, or 29.82% of the outstanding shares of Scudder U.S. Government Securities Fund, Institutional Class were held in the name of Scudder Trust Company, Cust. IRA R/O Mary J. Jolly, Randolph, NJ 07869-4566 who may be deemed as the beneficial owner of certain of these shares.

As of May 16, 2005, 2,388.296 shares in the aggregate, or 8.62% of the outstanding shares of Scudder U.S. Government Securities Fund, Institutional Class were held in the name of Scudder Trust Company, Cust. IRA R/O Mark Stradley, Laveen, AZ 85339-3804 who may be deemed as the beneficial owner of certain of these shares.

As of May 16, 2005, 3,297.420 shares in the aggregate, or 11.90% of the outstanding shares of Scudder U.S. Government Securities Fund, Institutional Class were held in the name of Scudder Trust Company, Cust. IRA R/O Goitom Mehreteab, Kansas City, MO 64116-2288 who may be deemed as the beneficial owner of certain of these shares.

As of May 16, 2005, 2,485.263 shares in the aggregate, or 8.97% of the outstanding shares of Scudder U.S. Government Securities Fund, Institutional Class were held in the name of Scudder Trust Company, Cust. IRA R/O Steve Abel, Snellville, GA 30039-8784 who may be deemed as the beneficial owner of certain of these shares.

As of May 16, 2005, 5,205.552 shares in the aggregate, or 18.78% of the outstanding shares of Scudder U.S. Government Securities Fund, Institutional Class were held in the name of Scudder Trust Company, Cust. IRA R/O William J. Trebus, Scotch Plains, NJ 07076-3121 who may be deemed as the beneficial owner of certain of these shares.

As of May 16, 2005, 3,053.535 shares in the aggregate, or 11.02% of the outstanding shares of Scudder U.S. Government Securities Fund, Institutional Class were held in the name of Scudder Trust Company, Cust. IRA R/O Isadore Glover, Jr., Chicago, IL 60620-4806 who may be deemed as the beneficial owner of certain of these shares.

As of May 16, 2005, 441,002.292 shares in the aggregate, or 6.63% of the outstanding shares of Scudder U.S. Government Securities Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration 97D94, Jacksonville, FL 32246-6484 who may be deemed as the beneficial owner of certain of these shares.

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Ownership in Securities of the Advisors and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Value of
	Owner and			Securities on	Percent of
	Relationship			an Aggregate	Class on an
Independent Trustees	to Trustees	Company	Title of Class	Basis	Aggregate Basis
John W. Ballantine		None
Lewis A. Burnham		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None
John G. Weithers		None

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Agreement to Indemnify Independent Trustees of Scudder US Government Securities Fund for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Fund against the Fund, their directors and officers, the Fund’s investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Fund.

TRUST ORGANIZATION

Organizational Description

Scudder U.S. Government Securities Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985. Effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper U.S. Government Securities Fund, Inc., a Maryland corporation (formerly known as Kemper Fund For Government Guaranteed Securities, Inc.) organized in 1980 as successor to a Pennsylvania business trust organized in 1977.

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of the Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Fund generally is not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of the Trust, as amended (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trusts, or any

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registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust provide that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Trust or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

None of the officers or Trustees of a Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to each Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

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o	Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o	Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o	Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o	Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

o	Routine Matters -- The Advisor generally votes for the ratification of the independent registered public accounting firm, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

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You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.scudder.com (type “proxy voting” in the search field).

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of the Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated October 31, 2004, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

Other Information

The CUSIP numbers for each class of Scudder U.S. Government Securities Fund are:

Class A: 81123L-105

Class B: 81123L-204

Class C: 81123L-204

Class M: 81123L-501

Institutional Class: 81123L-402

Scudder U. S. Government Securities Fund has a fiscal year ending October 31.

This Statement of Additional Information contains the information of the Fund. The Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of the Fund have considered this, and have approved the use of this Statement of Additional Information.

The Fund’s prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

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BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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Fitch Long-Term Debt Ratings

AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. “AA”` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

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B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest”. Notes issued with “overwhelming safety characteristics” will be rated “SP-1+”. The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1,” and “F-2.”

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